                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Nalco Chemical Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

[NALCO LOGO]

                                                                 March 18, 1996

Dear Stockholder:

  We cordially invite you to attend the 1996 Annual Meeting of Stockholders. It will be held at the Company's Corporate and Technical Center, One Nalco Center, Naperville, Illinois, beginning at 10:00 A.M. on Thursday, April 18, 1996. The Corporate and Technical Center is located at the Southeast corner of the intersection of Illinois Route 59 and the East-West Tollway (Interstate Route 88).

  The attached Notice of Meeting and Proxy Statement cover the formal business items to be considered at this meeting. We also will report on current operations and answer stockholder questions.

  We hope you will be able to attend. If you cannot do so, we urge you to exercise your right to vote by promptly returning your signed proxy card in the enclosed prepaid envelope.

                               Sincerely yours,

                               [LOGO OF E. J. MOONEY]
                               E. J. Mooney

                            NALCO CHEMICAL COMPANY

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                APRIL 18, 1996

To Nalco Stockholders:

  The Annual Meeting of Stockholders of Nalco Chemical Company will be held at the Company's Corporate and Technical Center, One Nalco Center, Naperville, Illinois, on Thursday, April 18, 1996, at 10:00 A.M., to consider and vote upon the following proposals:

    1. Election of Three Class III Directors.

    2. Approval of Independent Accountants.

    3. Approval of the Employee Stock Compensation Plan.

    4. Approval of the Performance Share Plan.

    5. Approval of the Management Incentive Plan.

    6. Approval of the Non-employee Directors Stock Compensation Plan.

  The Board of Directors has designated the close of business on February 20, 1996 as the record date for determination of the stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.

  Please complete, sign, date and return the proxy promptly in the enclosed envelope so that your shares will be represented at the meeting.

                         [LOGO OF SUZZANNE J. GIOIMO]
                         Suzzanne J. Gioimo
                         Secretary

Naperville, Illinois
March 18, 1996

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

  This Proxy Statement is furnished commencing approximately March 18, 1996, in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of Nalco Chemical Company (the "Company") to be held on April 18, 1996, at the time and place and for the purposes set forth in the accompanying notice of the meeting. The accompanying Proxy is solicited by and on behalf of the Board of Directors of the Company and is revocable by written notice to the Company or by any later dated proxy at any time prior to its use at the Annual Meeting.

  The Company will bear the cost of the solicitation. The Company has retained Georgeson & Company Inc., Wall Street Plaza, New York, N.Y. 10005 to aid in the solicitation of proxies from banks, brokers, other custodians, nominees and fiduciaries and institutional holders at a cost not to exceed $10,000 plus reasonable out of pocket expenses. In addition, certain directors, officers and other employees of the Company, not specifically employed for the purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone or telefax. The Company will reimburse banks, brokers or other nominees for the expenses incurred in forwarding proxy material to beneficial owners.

  It is the Company's policy that all proxies, ballots and voting tabulations that identify how shareholders voted be kept confidential, except when disclosure is mandated by law, when such disclosure is expressly requested by a shareholder, during a contested election for the Board of Directors or in the event of a contested proxy solicitation, and that the tabulators and the inspectors of election be independent and not employees of the corporation.

PROPOSAL 1.

                             ELECTION OF DIRECTORS

  The Board of Directors currently consists of ten directors elected for staggered terms which expire alternately over a three-year period. The present term of the Class III Directors expires at the 1996 Annual Meeting. The Board of Directors therefore proposes the election of three Class III Directors to serve for three years until the 1999 Annual Meeting, and in each case until their successors have been elected and qualified. W. A. Pogue, if elected, will serve only two years of the three year term since he will reach the Board's mandatory retirement age. Shares represented by proxies, which are returned properly signed, will be voted for the nominees named in the following table unless the stockholder indicates on the proxy that authority to vote the shares is withheld. Each of the nominees has consented to serve as a director if elected. If any nominee becomes unavailable for election, the proxy may be voted for such substitute nominee as the Board of Directors may designate or the Board may reduce the number of directors to eliminate the vacancy.

                                                                                   YEAR
                                                                                  BECAME
             NAME                  PRINCIPAL OCCUPATION OR EMPLOYMENT        AGE DIRECTOR
             ----                  ----------------------------------        --- --------
    The nominees for Class III Directors for election at the 1996 Annual
  Meeting for a term to expire in 1999 are as follows:

   H. G. Bernthal.......... Chairman, CroBern, Inc.                           67   1980
   W. A. Pogue............. Retired; formerly Chairman and Chief Executive    68   1981
                            Officer, CBI Industries, Inc.
   J. J. Shea.............. Vice Chairman, President and Chief Executive      58   1993
                            Officer, Spiegel, Inc.

    The present directors whose terms continue after the 1996 Annual
  Meeting are as follows:

    The Class I Directors with terms to expire in 1997 are:

   J. L. Ballesteros....... Executive Vice Chairman, President and Chief      54   1995
                            Executive Officer, Grupo Synkro, S.A. de C.V.
   J. P. Frazee, Jr........ Retired; formerly President and Chief Operating   51   1985
                            Officer, Sprint Corporation
   A. L. Kelly............. Managing Partner, KEL Enterprises Ltd.            58   1992
   F. A. Krehbiel.......... Chairman and Chief Executive Officer, Molex       54   1990
                            Incorporated

    The Class II Directors with terms to expire in 1998 are:

   H. Corless.............. Retired; formerly Chairman, ICI Americas, Inc.    67   1989
   H. M. Dean.............. Chairman and Chief Executive Officer, Dean Foods  58   1987
                            Company
   E. J. Mooney............ Chairman, Chief Executive Officer and President,  54   1988
                            Nalco

BIOGRAPHY OF NOMINEES FOR CLASS III DIRECTORS

  H. G. Bernthal has been Chairman of CroBern, Inc. (a healthcare investment company) since 1986. Other directorships: Butler Manufacturing Company and National-Standard Company.

  W. A. Pogue was Chairman and Chief Executive Officer of CBI Industries, Inc. (a company engaged in metal plate fabrication, industrial gases, real estate and investments), a position he held from 1982 to 1989. Other directorships:
Bethlehem Steel Corporation and Amerada Hess Corp.

  J. J. Shea has served as President and Chief Executive Officer of Spiegel, Inc. (apparel, specialty retail and catalog sales) since 1985 and as Vice Chairman since 1989. Other directorship: Spiegel, Inc.

BIOGRAPHIES OF OTHER DIRECTORS

  J. L. Ballesteros has been Executive Vice Chairman since 1983 and President and Chief Executive Officer since 1988 of Grupo Synkro, S. A. de C. V. (a holding company). He has been Executive Vice Chairman, President and Chief Executive Officer since 1994 for both Kayser Roth Corporation (U.S. based-hosiery) and Arcoplus, S. A. (Argentina based-hosiery), and for Cannon Mills,
S. A. de C. V. (producer of men's and women's hosiery), Calzado Puma, S. A. de
C. V. (shoe manufacturer) and Grupo Prolar, S. A. de C. V. (manufacturer of home cleaning products and home and garden products) since 1988, all of which companies are subsidiaries of Grupo Synkro, S. A. de C. V. Other directorships: Grupo Mexicano de Desarrollo, S. A. de C. V., Corporacion Mexicana de Aviacion, S.
A. de C. V., Grupo Financiero Inverlat, S. A. de C. V., Grupo Financiero Invermexico, S. A. de C. V., Grupo Financiero Multivalores, S. A. de C. V., Fimsa Grupo Financiero, S. A. de C. V. and Kativo Chemical Industries, S. A.

  H. Corless was Chairman of ICI Americas, Inc. (a company engaged in manufacture and sale of chemicals and pharmaceuticals) and ICI American Holdings, Inc. (a holding company), subsidiaries of Imperial Chemicals Industries PLC ("ICI") (a worldwide chemical manufacturer, headquartered in London) from 1986 to 1989 when he retired. He was director of C-I-L Inc. (a Canadian subsidiary of ICI and manufacturer of chemicals, fertilizers, industrial explosives, paints and plastics) from 1982 to 1989. Other directorships: Meridian Bancorp, Inc., Uniroyal Chemical Corporation and the Medical Center of Delaware, Inc.

  H. M. Dean has been Chairman of Dean Foods Company (a diversified food processor and distributor) since 1989. He became Chief Executive Officer in 1987. Other directorships: Ball Corporation, Yellow Corporation and Dean Foods Company.

  E. J. Mooney was elected Chief Executive Officer of Nalco effective April, 1994 and Chairman of the Board effective July, 1994. He has been President since 1990 and was Chief Operating Officer from 1992 to 1994. Other directorship: Morton International.

  J. P. Frazee, Jr., was President and Chief Operating Officer of Sprint Corporation (a diversified telecommunications company) from March, 1993 to August, 1993. He was Chairman and Chief Executive Officer of Centel Corporation (a telecommunications firm) from 1988 to 1993. Other directorships: Dean Foods Company, Security Capital Group Incorporated and Paging Network, Inc.

  A. L. Kelly has been the Managing Partner of KEL Enterprises L.P. (a holding and investment partnership) since 1982. Other directorships: Bayerische Motoren Werke (BMW) A.G., Deere & Company, Northern Trust Corporation and its principal banking subsidiary, The Northern Trust Company, Snap-on Incorporated and Tejas Gas Corporation.

  F. A. Krehbiel has been Chairman and Chief Executive Officer of Molex Incorporated (a manufacturer and distributor of electrical and electronic devices) since 1993. From 1988 to 1993 he was Vice Chairman and Chief Executive Officer. Other directorships: Tellabs, Inc., Northern Trust Corporation and its principal banking subsidiary, The Northern Trust Company, and Molex Incorporated.

MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

  The Board of Directors held six regular and special meetings in 1995. Each director attended more than 75% of the meetings of the Board of Directors and Committees on which he served.

  The Executive Committee. The Executive Committee, composed of five directors, four of whom are non-employee directors, may exercise all of the authority of the Board of Directors except for, among other items, the amendment or repeal of the Company's Restated Certificate of Incorporation or By-laws and the exercise of those powers reserved for other committees of the Board. Present members are E. J. Mooney (Chairman), H. G. Bernthal, H. M. Dean, J. P. Frazee, Jr., and W. A. Pogue. The Executive Committee did not meet in 1995.

  The Audit Committee. The Audit Committee, composed of five non-employee directors, is responsible for (i) reviewing the Company's accounting and auditing policies and practices, (ii) reviewing the appointment and discharge of independent accountants, (iii) reviewing the independence of the independent accountants, (iv) reviewing the scope and nature of the non-audit related services performed by the independent accountants, and (v) reporting to and making recommendations to the Board with respect to the foregoing. The Audit Committee generally meets with management, the internal auditors, and the independent accountants. The independent accountants and internal auditors have full and free access to the Audit Committee without management's presence to discuss internal accounting controls, results of audits and financial reporting matters. Present members are J. P. Frazee, Jr. (Chairman), J. L. Ballesteros, H. Corless,
F. A. Krehbiel and J. J. Shea. In 1995 the Audit Committee met three times.

  The Executive Compensation Committee. The Executive Compensation Committee, composed of four non-employee directors, is responsible for (i) recommending to the Board of Directors the compensation to be paid to the Chief Executive Officer, (ii) approving compensation of corporate officers who are also directors, (iii) consulting with the Chief Executive Officer on matters related to executive compensation, and (iv) administering the Company's Management Incentive Plan, stock option plans, Restricted Stock Plan, and Performance Share Plan. Present members are W. A. Pogue (Chairman), H. G. Bernthal, H. M. Dean and A. L. Kelly. In 1995 this Committee met two times.

  The Board Affairs and Nominating Committee. The Board Affairs and Nominating Committee, composed of four directors, three of whom are non-employee directors, is responsible for reviewing the qualifications of possible directors and submitting its recommendations to the Board of Directors to fill Board vacancies. Candidates for election to the Board submitted by shareholders will be considered by the Committee if sent to the Secretary with the candidate's qualifications. Present members are H. M. Dean (Chairman), H.
G. Bernthal, E. J. Mooney and W. A. Pogue. The Board Affairs and Nominating Committee met two times in 1995.

DIRECTORS' REMUNERATION AND RETIREMENT POLICIES

  Compensation of non-employee directors of the Company consists of an annual retainer of $25,000 plus $1,000 for each Board meeting attended, an additional $6,000 per year for membership on one or more Committees of the Board, and an additional fee of $6,000 per year to the Chairmen of the Audit Committee, Executive Compensation Committee and Board Affairs and Nominating Committee. Directors who are employees of the Company do not receive fees for service on the Board or any Committees.

  A deferred compensation plan is available to all non-employee directors under which they may defer all or a part of their annual retainer and committee and attendance fees for any year and receive, generally following retirement or at such time as the Board approves, the amount computed as set forth below, in five equal annual payments (or such other number of annual payments, not more than ten, as the Company elects). Deferred compensation accounts set up for directors who elect deferral are credited with the deferred amounts. These amounts are converted into share units based on the average of the month-end closing prices of the Company's common stock during the calendar year and credited with the dividend equivalents of the dividends a director would have received had the director owned shares of common stock equal to the share units in the director's account, also converted into share units on the same basis. At the end of the deferral period, units are converted into cash based on the average of the month-end closing prices of the Company's common stock during the year prior to or of payment.

  The Board of Directors has adopted a policy establishing the retirement date of each member of the Board to be the date of the Annual Meeting of Stockholders which next follows the earlier of either the date of retirement from employment by the Company or the date of the member's 70th birthday. Early retirement can be taken following the attainment of a non-employee director's 68th birthday. Such policy also provides that upon retirement from the Board, each non-employee director with at least five years of service on the Board shall be paid an annual amount equal to the annual retainer paid to non-employee directors multiplied by a factor, the numerator of which is the number of years of service on the Board, but not exceeding ten, and the denominator of which is ten, such annual payment to continue for the lifetime of the retired director. In 1993 the Board adopted a new retirement policy effective for all directors elected to the Board for the first time after October 1993. Directors, who were elected to the Board prior to that date, may choose to retire under the old policy or the new one. The new retirement policy also provides for payment of an amount equal to the annual retainer, multiplied by a fraction, the numerator of which is the number of years of service on the Board but not exceeding ten, and the denominator of which is ten, to be paid for a period not greater than ten years. However under the new policy, should a director die prior to retirement or after retirement but before the ten year period has expired, the director's spouse shall receive 50% of the payment amount for the lesser of life or the remainder of the ten year period.

NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

  The Stock Option Plan for Non-Employee Directors (the "Directors Plan") provides for automatic grants of options to purchase 4,000 shares of the Company's common stock to each non-employee director of the Company on the date of each Annual Meeting to May 1, 2000. The option price is the fair market value of the Company's common stock on the date of grant. Payment for the exercise of options may be made in cash or in shares of Company common stock that have been held by the director for at least six months. An optionee may elect to surrender an option and receive shares of common stock of the Company having a fair market value equal in value to the excess of the fair market value of the unpurchased shares over the option price of such shares.

  Each option extends for 10 years from the date of grant. Options terminate upon termination of service as a director, except that an optionee may exercise the option within five years following retirement under the Company's retirement policy for directors or termination of service as a director because of total and permanent disability. If the director dies while a director or within five years of retirement as a director, the option may be exercised within the longer of five years from the date of retirement or one year from the date of death by any person to whom the option passes by will or the laws of descent and distribution. For options granted before 1992, these exercise periods are three years. In all instances, however, the option must be exercised during the term of the grant.

                            EXECUTIVE COMPENSATION

  The following table sets forth certain information regarding compensation for each of the Company's last three fiscal years to the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers.

SUMMARY COMPENSATION TABLE

                                                          LONG-TERM
                             ANNUAL COMPENSATION         COMPENSATION
                         ---------------------------- ------------------
                                                      AWARDS(2)  PAYOUTS
                                               OTHER  ---------- -------   ALL
                                              ANNUAL    SHARES            OTHER
                                              COMPEN- UNDERLYING  LTIP   COMPEN-
NAME AND PRINCIPAL            SALARY   BONUS  SATION   OPTIONS   PAYOUTS SATION
POSITION                 YEAR   ($)   ($)(1)    ($)      (#)       ($)   ($)(3)
------------------       ---- ------- ------- ------- ---------- ------- -------
E. J. Mooney, Chairman
 of the Board,           1995 490,000 298,410  9,662   123,000         0 35,810
President & Chief        1994 462,372 211,334  7,131    50,000         0 30,396
Executive Officer        1993 390,000 176,982  7,969         0   230,693 27,508
M. B. Harp               1995 297,000 149,064  3,068    58,500         0 21,705
Executive Vice
 President,              1994 280,000 108,500  3,067         0         0 18,774
Operations               1993 265,000 106,344  1,459         0   108,316 18,692
W. S. Weeber             1995 292,000 145,825  3,068    57,600         0 21,340
Executive Vice
 President,              1994 280,000 110,964  3,067         0         0 18,774
Operations Staff         1993 265,000 106,344  1,459         0   113,849 18,692
P. Dabringhausen         1995 283,088  95,581  3,068    42,600         0 17,114
Group Vice President,
 President               1994 270,303  72,150  3,067         0         0 14,396
Process Chemicals
 Division                1993 253,525  68,695  1,459         0    63,746  9,794
J. D. Tinsley            1995 233,000  92,850  3,068    41,700         0 17,028
Group Vice President,
 President               1994 227,019  71,008  3,067         0         0 15,019
Water & Waste Treatment
 Division                1993 212,000  68,688  1,459         0    91,262 13,692

----------
(1) Amount represents Management Incentive Plan awards earned for stated year.
(2) Dividends are paid on restricted stock share units. Based on the closing stock price of $30.1250 on December 29, 1995, the restricted stock holdings and their market value at the end of 1995 for each named executive officer are: E. J. Mooney--6,650 shares, $200,331; M. B. Harp-- 3,550 shares, $106,944; W. S. Weeber--3,800 shares, $114,475; P.
    Dabringhausen--1,630 shares, $49,104; J. D. Tinsley--1,560 shares,
    $46,995.
(3) Allocations under the Nalco Employee Stock Ownership Plan, (ESOP), including comparable amounts under Excess ERISA Agreements.

OPTION GRANTS IN LAST FISCAL YEAR

  The following table provides information related to options granted to the named executive officers during 1995.

                                                            POTENTIAL REALIZABLE
                                                          VALUE AT ASSUMED ANNUAL
                                                                  RATES OF
                                                          STOCK PRICE APPRECIATION
                  INDIVIDUAL GRANTS(1)                     FOR OPTION TERM($)(2)
--------------------------------------------------------- ------------------------
                           % OF TOTAL
                NUMBER OF   OPTIONS
                SECURITIES GRANTED TO EXERCISE
                UNDERLYING EMPLOYEES  OR BASE
                 OPTIONS   IN FISCAL   PRICE   EXPIRATION
     NAME        GRANTED      YEAR     ($/SH)     DATE    0%      5%        10%
--------------  ---------- ---------- -------- ---------- --- ---------- ---------
E. J. Mooney     123,000      4.45    34.4375   2/16/05     0 2,668 ,562 6,734,942
M. B. Harp        58,500      2.12    34.4375   2/16/05     0  1,269,194 3,203,204
W. S. Weeber      57,600      2.08    34.4375   2/16/05     0  1,249,668 3,153,924
P.
 Dabringhausen    42,600      1.54    34.4375   2/16/05     0    924,234 2,332,590
J. D. Tinsley     41,700      1.51    34.4375   2/16/05     0    904,708 2,283,310

----------
(1) The grants listed for each optionee vest in thirds over a three year period on March 1, 1996, 1997 and 1998. All options become exercisable immediately upon termination due to death, disability or in the event of a change in control.
(2) The dollar amounts under these columns are the difference between the option exercise price and market prices at the end of the option term assuming annual rates of stock price appreciation of 0%, 5% and 10%. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. At 5% or 10%, shareholder value would have gone up $ 1.47 billion or $3.71 billion, respectively.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

  The following table provides information related to options exercised by the named executive officers during 1995 and the number and value of options held at year-end.

                                         NUMBER OF SHARES        VALUE OF UNEXERCISED
                  SHARES              UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS
                ACQUIRED ON  VALUE    OPTIONS AT YEAR-END (#)     AT YEAR-END ($)(1)
                 EXERCISE   REALIZED ------------------------- -------------------------
     NAME           (#)       ($)    EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
--------------  ----------- -------- ------------------------- -------------------------
E. J. Mooney           0          0       161,000/123,000              584,579/0
M. B. Harp             0          0         28,000/58,500                    0/0
W. S. Weeber       9,200    144,037         52,000/57,600              239,249/0
P.
 Dabringhausen     6,000     86,812         11,300/42,600                    0/0
J. D. Tinsley          0          0         18,000/41,700                    0/0

----------
(1) Valued on the difference between $30.1250 (the closing price on December 29, 1995) and the exercise price of the option.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

  The following table covers long term-incentive contingent share units assigned to the named executive officers during 1995.

                                 PERFORMANCE
                                  OR OTHER
                                   PERIOD          ESTIMATED FUTURE PAYOUTS
                   NUMBER OF        UNTIL     UNDER NON-STOCK PRICE BASED PLANS
                SHARES, UNITS OR MATURATION  ------------------------------------
     NAME       OTHER RIGHTS (#)  OR PAYOUT  THRESHOLD (#) TARGET (#) MAXIMUM (#)
--------------  ---------------- ----------- ------------- ---------- -----------
E. J. Mooney         8,743       1995/96/97      5,246       8,743      10,492
M. B. Harp           4,416       1995/96/97      2,650       4,416       5,299
W. S. Weeber         4,342       1995/96/97      2,605       4,342       5,210
P.
 Dabringhausen       2,826       1995/96/97      1,696       2,826       3,391
J. D. Tinsley        2,772       1995/96/97      1,663       2,772       3,326

  Under the Performance Share Plan ("PSP"), a 6%, 10% and 12% compounded increase in fully diluted net earnings per share of Company Stock is required to earn threshold, target and maximum payouts, respectively. If earned, half of the awards are to be paid in cash at the end of the performance period in an amount based on the average Company stock price during the last five days of the performance period, and the remaining shares to be paid in Company Common Stock are to vest three years after the end of the performance period contingent on continued employment. In the event of termination of employment due to death, disability, retirement or change in control, all unvested Common Stock already awarded shall vest immediately and shall be distributed to a participant or his or her beneficiary.

RETIREMENT INCOME PLAN AND SUPPLEMENTAL RETIREMENT INCOME PLAN

  The following table sets forth the annual benefits payable, with respect to specified final average earnings and years of service categories, under the Company's Retirement Income Plan and Supplemental Retirement Income Plan, before giving effect to any social security offset.

                              PENSION PLAN TABLE

  FINAL                                          YEARS OF SERVICE
 AVERAGE                           --------------------------------------------
 EARNINGS                             15       20       25       30       35
 --------                          -------- -------- -------- -------- --------
$  125,000........................ $ 39,750 $ 53,000 $ 66,250 $ 76,188 $ 86,125
   150,000........................   47,700   63,600   79,500   91,425  103,350
   170,000........................   54,060   72,080   90,100  103,615  117,130
   200,000........................   63,600   84,800  106,000  121,900  137,800
   300,000........................   95,400  127,200  159,000  182,850  206,700
   400,000........................  127,200  169,600  212,000  243,800  275,600
   500,000........................  159,000  212,000  265,000  304,750  344,500
   600,000........................  190,800  254,400  318,000  365,700  413,400
   700,000........................  222,600  296,800  371,000  426,650  482,300
   800,000........................  254,400  339,200  424,000  487,600  551,200
   900,000........................  286,200  381,600  477,000  548,550  620,100
 1,000,000........................  318,000  424,000  530,000  609,500  689,000

  The credited years of participation at December 31, 1995 for each individual named in the cash compensation table are: E. J. Mooney, 27; M. B. Harp, 24; W.
S. Weeber, 29; P. Dabringhausen, 10; J. D. Tinsley, 31. The credited earnings are approximately the same as the salary and bonus set forth in the summary compensation table.

  The Plan uses a final average earnings formula based on the average annualized pay for the highest paid 48 months during the last 120 months before retirement. In general, the annual retirement income in the 10-year certain form of settlement at normal retirement date will be equal to 2% of "final average earnings" for each of the first 25 years of Plan participation plus 1.5% of "final average earnings" for each year over 25 years, less a prorated offset not to exceed 50% of the primary social security benefit at age 62, depending on years of Plan participation.

  The Company has entered into agreements with its officers, including those listed in the summary compensation table, to restore any benefits under the Retirement Income Plan and the Profit Sharing, Investment and Pay Deferral Plan and Employee Stock Ownership Plan ("ESOP") reduced by the Employee Retirement Income Security Act of 1974 and the Revenue Reconciliation Act of 1993. Any reductions in benefits will first be made in Retirement Plan accounts and then if necessary in the Profit Sharing, Investment and Pay Deferral Plan and ESOP accounts. Under these agreements, the Company also agrees to pay to the beneficiary of each executive officer an amount equal to one year's salary in the event of death.

KEY EXECUTIVE AGREEMENTS

  The Company has entered into Key Executive Agreements with those individuals listed in the summary compensation table, as an assurance to the Company and the officers of continuity of management in the event of any actual or threatened change in control of the Company. Under the Agreements, which become effective upon a change in control, the Company agrees to employ each executive for a three-year period thereafter (but not after age 62) in the capacity in which the executive was employed immediately prior thereto ("Employment Period"). During the Employment Period, the executive will be compensated, as detailed in the Agreements, in a manner comparable to his or her prior compensation and will be entitled to all opportunities for bonuses and other Company benefits provided for executives by the Company. In the event of termination of the executive (including resignation) as a result of a change in control or a significant change in the executive's authority or duties in effect immediately prior to the effective date of the Agreement, a reduction in total compensation opportunities, or a breach of the Agreement by the Company, the executive would be paid a lump sum equivalent to anticipated salary, bonuses and incentives for the remainder of the Employment Period, as well as any benefits that would have accrued, including those under profit sharing, ESOP, pension, stock option and insurance plans. The Company will pay any expenses associated with enforcement of an executive's rights under an Agreement, and will secure its obligations under the Agreements by an irrevocable letter of credit for the benefit of the executive.

DEATH BENEFIT AGREEMENTS

  The Company has also entered into Death Benefit Agreements ("Benefit Agreements") with those individuals listed in the summary compensation table, as an inducement to the executive officer to continue in the Company's employ and to provide the benefit of his or her advice after his or her retirement. Each Benefit Agreement provides for payment by the Company to the executive's beneficiaries of an amount equal to the executive's base annual salary as of his or her last day of work, if the executive dies (a) while employed by the Company and covered by a Benefit Agreement, or (b) any time after retirement and before reaching age 62 if a Benefit Agreement was in effect at retirement.

  The Company will pay a benefit equal to twice the executive's base annual salary as of his or her last day of work to the executive's beneficiaries if the executive dies after retirement and after reaching age 62 if a Benefit Agreement was in effect at the time of retirement. Payments under these Benefit Agreements will be made by the Company from its general funds. It is not necessary for a named executive officer to provide consulting services to the Company after retirement to be awarded benefits under the Benefit Agreement.

BENEFIT PROTECTION TRUSTS

  Four trust funds (the "Trusts") have been established to assist in accumulating the amounts necessary to satisfy the Company's contractual liabilities under the non-qualified benefit plans described herein, including the deferred compensation plan for directors. However, the Company shall remain primarily liable under the plans to pay benefits, and the Trusts' assets shall remain subject to the claims of the Company's general creditors.

  The Company may fund the Trusts at any time, but shall, no later than three business days after a change in control of the Company, fund the Trusts in an amount which at least equals the present value of all of the unpaid benefits under the Trusts. To determine this value, the actuarial assumptions stated in the Retirement Income Plan in effect on the first day of the Plan year in which a change in control occurs will be used. A Trust beneficiary's benefit under a plan shall be based on his or her service and compensation at the time of the change in control.

CHANGE IN CONTROL

  "Change in control" as used in the plans and agreements discussed herein generally means: (a) a merger, consolidation, reorganization or sale of all or substantially all of the Company's business or assets if less than 80% of the outstanding voting securities or other capital interests in the surviving or acquiring company is not owned in the aggregate by the stockholders of the Company immediately prior thereto; (b) the reported acquisition by any person or group of beneficial ownership of 20% or more of the outstanding voting securities of the Company; or (c) a change during any two-year period in a majority of the Board of Directors not approved by at least two-thirds of the prior Directors.

EXECUTIVE COMPENSATION COMMITTEE REPORT TO SHAREHOLDERS

 Executive Compensation Policy

  Executive Compensation Committee ("Committee") of Nalco Chemical Company is comprised entirely of non-employee directors. The Committee is responsible for establishing and administering Nalco's compensation policies.

  Currently, the compensation program for executives consists of four principal elements listed in order of importance:

  1. A base salary that is kept competitive by utilizing various surveys provided or published by independent consultants from time to time. These surveys are executive compensation surveys for groups of manufacturing and service companies including representation from the chemical industry. The latest survey consists of companies with average sales of approximately $1.5 billion and total market value of approximately $1.7 billion based on 1994 numbers. This compares with the Company's 1994 sales, including Absorbent Chemicals, of $1.3 billion and market capitalization of $2.3 billion. Various size and performance measures, including return on equity, assets, sales and capital, are used to compare survey companies to the Company and to judge the appropriateness of compensation comparisons. However, the Company's sales, earnings and earnings per share, as well as the individual executive's yearly performance and contribution to the Company's overall performance, are primarily considered in setting salaries. Base salaries for 1995 were set at the end of 1994. In 1994, earnings from continuing operations, excluding a 1994 pre-tax charge of $68.2 million ($54.0 million after tax) for formation and consolidation expense, decreased by 1%, while corresponding earnings per share increased by 1%. Salary increases for Executive Officers averaged 4.5%.

  2. The Management Incentive Plan ("MIP") is an annual incentive plan that provides cash compensation based on the achievement of goals set by the Committee for the Company and the individuals that are approved by the Board of Directors for participation. For 1995, there were corporate performance goals for increases in sales and earnings and for strategic management performance. The individual management performance goals were set for each executive, depending on his or her particular responsibilities and strategic objectives for the year. For the MIP, sales, earnings and individual goals are weighted at 37.5%, 37.5% and 25%, respectively. For 1995, Executive Officers earned about 100% of the portion of their target award related to sales and earnings.

  3. The Performance Share Plan ("PSP") provides for awards based on long-term, per-share earnings goals of the Company that are approved by the Board of Directors. Awards are composed of Company common stock and/or cash and are based upon the Company's achievement of at least a threshold compounded increase in fully diluted net earnings per share during a three-year performance period. This plan provides for a threshold and maximum amount below and above the respective target amounts. For the three year performance period ended in December, 1995, earnings goals were not met, and no contingent performance shares were earned for this period. The Committee granted awards for the 1995-96-97 PSP cycle. A 6%, 10% and 12% compounded increase in fully diluted earnings per share is required to earn threshold, target and maximum payouts, respectively, for this cycle. The size of initial awards to Executive Officers and the CEO is determined by the Committee.

  4. Stock options are awarded from time to time. The Committee utilizes an outside consulting firm to provide comparative data upon which the Committee bases the grant amounts, taking into consideration individual positions and performance. Grants are intended to be competitive and provide long-term incentive motivation. Option prices are based on fair market value as of the grant date and the value of any particular option depends on the Company's common stock price at the time of option exercise. Grants with a three year proportionate vesting period were made to all Executive Officers in 1995.

  The Committee tries to focus the executive compensation program to strengthen the overall performance of the Company by integrating short-term and long-term performance goals. PSP long-term objective goals are based 100% on earnings performance. Once awards are made under an annual or long-term incentive plan, the Committee has no discretion to adjust them.

  The Committee believes that rewarding executives through stock ownership leads to maximization of shareholder value over the long term. The Company's ongoing stock option program is intended to link the interests of executives and managers with those of the Company's shareholders and direct their efforts toward enhancing the Company's stock price. The Committee does not consider outstanding stock options when awarding current stock option grants.

 Chief Executive Officer Compensation

  The pay-for-performance philosophy of the Company's total compensation program outlined above also applies to Mr. E. J. Mooney, Nalco's Chief Executive Officer.

  In 1994, without impact by the Nalco/Exxon joint venture, Nalco sales were up 2% and earnings per share, excluding the joint venture formation charge, were up 1%. Because of the strength of Mr. Mooney's performance, the Committee approved a 4.3% increase in his base salary effective January 1, 1995.

  The 1995 Management Incentive Plan award was based primarily on achievement of corporate performance goals for sales and earnings and Mr. Mooney's performance as determined by the Committee. Mr. Mooney met his individual goals for 1995. He earned 100% of the portion of his target award related to sales and earnings. As a result, the MIP award paid to Mr. Mooney was at the target amount. The total MIP payment Mr. Mooney received for 1995 was $298,410.

  Potentially, 60% to 70% of Mr. Mooney's annual compensation can come from performance related compensation plans such as the MIP and PSP. Because the 1995 MIP payout was at the target level, but no performance shares were earned under the PSP, 38% of Mr. Mooney's cash compensation was based on performance related plans during 1995.

  Mr. Mooney received a stock option grant for 123,000 shares in February, 1995 at an exercise price of $34.4375 per share. This grant vests in equal portions in 1996, 1997 and 1998. The exercise price was set at the fair market value of the Company's common stock on the date of grant. The amount of Mr. Mooney's stock option grant is based on the recommendations of an independent compensation consulting firm in order to provide a competitive level of stock options. No adjustments are permitted for grants except for the Committee's right to reduce any unvested portions of a grant, should Mr. Mooney's performance decline, in the opinion of the Committee.

  The Committee continues to monitor qualifying compensation paid to its Executive Officers for deductibility under the $1 million deduction limit for executive salaries. Included compensation did not exceed this limit in 1995 and is not expected to do so in 1996.

                     The Executive Compensation Committee

                        W. A. Pogue        H. G. Bernthal
                        H. M. Dean         A. L. Kelly

                         STOCK PRICE PERFORMANCE GRAPH

  The graph below compares cumulative total return of the Company, the S&P 500 Index and the Specialty Chemicals Value Line Index (dividends reinvested). The graph assumes $100 was invested on December 31, 1990 in Nalco stock, the S&P 500 index and the Specialty Chemical Value Line Index.

                             [GRAPH APPEARS HERE]

               Nalco        S&P 500      Specialty Chemical
             ----------------------------------------------
1990          $100.00      $100.00          $100.00
1991           151.34       130.47           147.62
1992           128.98       140.41           166.78
1993           143.14       154.56           188.95
1994           131.49       156.60           186.62
1995           121.70       215.45           230.31


  There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company does not make or endorse any predictions as to future stock performance.

PROPOSAL 2.

                      APPROVAL OF INDEPENDENT ACCOUNTANTS

  Price Waterhouse was selected by the Board of Directors upon the recommendation of the Audit Committee to serve as independent accountants for the Company and its consolidated subsidiaries for 1996, and the stockholders' approval of such selection is requested. Representatives of Price Waterhouse are expected to be present at the Annual Meeting of Stockholders to make a statement if they so desire and to respond to appropriate questions. If the stockholders do not approve the accountants, the Audit Committee and the Board of Directors will reconsider the selection.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

PROPOSAL 3.

                 ADOPTION OF EMPLOYEE STOCK COMPENSATION PLAN

  On February 16, 1996, the Board of Directors approved the Employee Stock Compensation Plan (the "Plan") and authorized its submission to the Company's stockholders for approval at the 1996 Annual Meeting. Therefore, the stockholders are being asked to approve the Plan and the Board recommends its approval. The Board of Directors and the management of the Company believe that the Plan will help attract and retain competitively superior employees, provide long term incentive and encourage stock ownership by employees of the Company and its subsidiaries, so that such employees have a proprietary interest in the Company's success. The Plan provides for the granting of Stock Options for Company Common Stock and Share Units that will be converted into Company Common Stock upon vesting.

  A summary of the essential features of the Plan is provided below. All defined terms used below have the meaning set forth in the Plan, unless otherwise indicated. The text of the Plan is set forth in Exhibit A annexed to this Proxy Statement. If approved, the 1996 Plan will be effective as of January 1, 1996 and will terminate on December 31, 2005.

PURPOSE AND ELIGIBILITY

  The purpose of the Plan is to encourage ownership of stock of the Company by employees of the Company and its subsidiaries and to provide additional long term incentive for them to continue their association with the Company and to promote the success of the business by using their maximum efforts in its behalf. Approximately 330 employees have been selected to receive Stock Options under the Plan in 1996 contingent on approval of the Plan by the shareholders. There is no present intention to grant Share Units to employees in 1996. It is not possible to state the names or number of all employees who may be eligible to receive future grants under the Plan as this is determined by the committee administering the Plan. However, approximately 650 present employees (including the executive officers) have received grants under the 1990 Stock Option Plan, and it is likely that some of these individuals and others would be eligible under the Plan.

SHARES SUBJECT TO PLAN

  The aggregate number of shares of the Company's Common Stock that may be granted under the Plan is 8,000,000 shares. A grant to an employee is limited to a maximum of 200,000 shares pursuant to a Stock

Option and 50,000 Share Units during a year, subject to any adjustments upon changes in capitalization. Shares subject to grants that are canceled or terminated will again become available for use under the Plan. In the event there is any change in capitalization of the Company, such as stock splits, stock dividends or spin-off, the number of shares reserved for use under the Plan, and the number of Stock Options or Share Units covered by outstanding grants shall be appropriately adjusted.

ADMINISTRATION

  The Plan shall be administered by the Executive Compensation Committee (the "Committee"), which shall consist of two or more disinterested directors appointed by the Board. A member of the Board shall be deemed to be disinterested if he or she satisfies such requirements as the Securities and Exchange Commission may establish for disinterested administrators acting under plans intended to qualify for exemption under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and satisfies Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code"). The Committee is authorized to interpret the terms and provisions of the Plan and to adopt rules and regulations for the administration of the Plan. To the extent permitted by law, the Committee may delegate its powers.

STOCK OPTION GRANTS AND EXERCISES

  The Committee may grant non-qualified Stock Options or incentive Stock Options subject to Section 422(b) of the Code. Options will be granted for such terms as the Committee shall determine, but not longer than ten years from the date of grant. The option price will be the fair market value of the Company's Common Stock on the date of grant, or par value if greater. The option exercise price can be paid in cash or in shares of Company Common Stock that have been held by the employee for at least six months. The reported closing price for the Company's Common Stock on March 11, 1996 was $30.50 per share.

TERMINATION OF STOCK OPTION GRANTS

  Options terminate upon termination of employment, except that an optionee may exercise the option for five years following retirement under the Company's retirement program or termination of employment for total and permanent disability. If the employee dies while employed or within five years of retirement, the option may be exercised within the longer of five years from the date of retirement or one year from the date of death by any person to whom the option passes by will or the laws of descent and distribution. In all instances, however, the option must be exercised during the term established at the time of grant.

SHARE UNITS

  The Committee will select the employees to be granted Share Units, determine the number of such units to be granted, establish the date of grant, and determine the time and conditions under which the Share Units would become vested. The Company shall record in a separate account set up for each grantee the number of Share Units awarded. Whenever the Company pays a cash dividend or makes any cash distribution with respect to issued and outstanding Company Common Stock, it will promptly pay to each grantee of Share Units the fair value of such dividends or distributions in respect to the number of Share Units held on a one-to-one basis. Whenever the Company pays a Common Stock Dividend or makes a Common Stock distribution with respect to issued and outstanding Company Common Stock that does not result in an adjustment of Share Units, it will promptly pay to each grantee a number of Dividend Units as shall be allocable to the Share

Units held on a one-to-one basis. If any dividends on Common Stock are payable in a form other than cash, the applicable Dividend Units for the Qualified Share Units shall not be currently distributable to the grantee, but shall be reinvested in additional Share Units that are credited to the grantee's account, subject to the vesting restrictions applicable to that account.

VESTING OF SHARE UNITS

  Awards of Common Stock will be made to Share Unit grantees within 45 days of vesting. Vesting shall only occur if on the date of vesting the grantee has continuously been an employee of the Company or its subsidiaries since the date of award. The Committee, subject to the approval of the Board of Directors, may cancel in whole or part any grant of Share Units not yet vested if it determines the grantee is not performing satisfactorily. In the event of death, total and permanent disability, or retirement of a grantee before vesting, all Share Units shall automatically become vested.

QUALIFIED SHARE UNITS

  The Committee, at its discretion, may designate Share Units being granted to any grantee as "Qualified Share Units" intended to be "performance-based compensation" as that term is used in section 162 (m) of the Code. No grantee may receive both Share Units and Qualified Share Units in the same year. Performance targets applicable to a grant of Qualified Share Units shall be established by the Committee. Such performance targets shall be objective and established in writing by the Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed) and while the outcome as to the performance targets is substantially uncertain. The performance targets established by the Committee shall be based on one or more of the following specific performance goals: quality, customer satisfaction, profitability, return on sales, return on equity, return on capital, productivity, net margin as a percentage of revenue, or debt to capitalization. These goals may be in lieu of or in addition to vesting requirements that are based on continued employment.

  With certain exceptions described below, Qualified Share Units shall not become vested unless and until the Committee has determined that the applicable performance target(s) have been attained. To the extent the Committee exercises discretion in making such a determination, such exercise may not result in an increase in the amount of the benefit that would otherwise be provided to the grantee. Should the grantee's employment terminate because of death or total and permanent disability prior to the end of a performance period, the grantee's Qualified Share Units shall become vested without regard to whether the Qualified Share Units would be "performance-based compensation." If a grantee's employment terminates because of retirement prior to the end of a performance period, the grantee's Qualified Share Units shall not vest until the end of the performance period and then only to the extent that vesting would have occurred if the grantee's retirement had occurred immediately after the end of the performance period.

MODIFICATION AND TERMINATION OF PLAN

  The Plan may be terminated at any time or may be modified or amended by the Board of Directors except that no change shall be made that would disqualify the Plan from the exemption provided by Rule 16b-3 under the Exchange Act or that would disqualify the options as "performance-based compensation" under
Section 162(m) of the Code.

TAXES

  The grant of a non-qualified Stock Option will not result in taxable income to the employee. The employee will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired at the time income is realized over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. The Committee has no present intention to grant incentive Stock Options and has not done so for the last ten years. A grant of Share Units will not result in any taxable income. However, vesting of the Share Units and receipt of Common Stock by an employee will result in taxable compensation. Federal income tax laws are complex and subject to change and interpretation; their applications may vary in individual cases.

CHANGE OF CONTROL

  The Committee shall have the right, in its sole discretion, to include with respect to any grant, provisions accelerating any vesting of such grant upon a Change of Control as defined under the heading "Executive Compensation--Change of Control," subject to securities law restrictions. Such acceleration rights may be included as part of the agreement relating to such grants or may be included at any time thereafter.

TRANSFERABILITY

  Neither Stock Options nor Share Units are transferable other than by the laws of descent and distribution or by will. Stock Options may be exercised during his or her lifetime only by the employee to whom they are granted.

NEW PLAN BENEFITS

  The employees of the Company and its subsidiaries who will receive grants under the Plan and the size of the grants are generally to be determined by the Committee in its discretion. Therefore, it is not possible either to predict the benefits or amounts that will be received by or allocated to particular employees under the Plan or that would have been received or allocated to such persons for 1995 if the Plan had been in effect.

  The following table sets forth awards that have been made under the Plan to non-executive employees subject to stockholder approval. No awards are expected to be made to executive officers under the Plan during 1996.

                       EMPLOYEE STOCK COMPENSATION PLAN

                                                        NUMBER OF
      NAME                                           OPTIONS GRANTED PRICE/SHARE
      ----                                           --------------- -----------
      Non-Executive Officers Employee Group.........    1,113,600     $31.6875

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE EMPLOYEE STOCK COMPENSATION PLAN.

PROPOSAL 4.

                  ADOPTION OF AMENDED PERFORMANCE SHARE PLAN

  On February 16, 1996, the Board of Directors approved amendment of the Company's Performance Share Plan (the "Plan") and submission to the Company's shareholders both for approval of the amendment and reapproval of the Plan as required by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan was originally approved by the shareholders in 1992 and was effective as of January 1, 1992, terminating on December 31, 2001. The Board believes that this amended Plan is of benefit to the Company and its subsidiaries and recommends its adoption. This Plan provides for assignment of contingent performance shares to key management employees of the Company and its subsidiaries which, if earned, will result in awards of cash and Company Common Stock.

  A summary of the essential features of the Plan is provided below. All defined terms used below have the meaning set forth in the Plan, unless otherwise indicated. The text of the Plan is set forth in Exhibit B annexed to this Proxy Statement. The amended Plan will be effective as of January 1, 1996 if approved by the shareholders and terminates on December 31, 2001.

PURPOSE AND ELIGIBILITY

  The purpose of the Plan is to provide incentive for the achievement of long term financial results, to tie personal financial opportunities to long-term corporate financial performance and to reinforce management's identification with shareholder interests. Approximately 55 officers and other key management employees have been assigned contingent performance shares under the Plan for the 1996/97/98 performance period. It is not possible to state the names or number of all employees who may be eligible to receive such contingent performance shares in the future as this is determined by the Committee administering the Plan. However, it is likely that many of the present participants would continue to be eligible under the Plan.

NEW PLAN BENEFITS

  The following table states the threshold, target and maximum number of contingent performance shares which may be earned pursuant to assignments for the 1996/97/98 performance period. There is no determinable dollar value attached to these performance shares unless awards are earned. No awards have been earned under the Plan as of the end of 1995.

                            PERFORMANCE SHARE PLAN

                                                          NUMBER OF CONTINGENT
                                                           PERFORMANCE SHARES
                                                        ------------------------
      NAME                                              THRESHOLD TARGET MAXIMUM
      ----                                              --------- ------ -------
      E. J. Mooney.....................................   6,146   10,243 12,292
      M. B. Harp.......................................   3,134    5,223  6,268
      W. S. Weeber.....................................   3,035    5,058  6,070
      P. Dabringhausen.................................   2,015    3,358  4,030
      J. D. Tinsley....................................   1,928    3,213  3,856
      Executive Group..................................  19,532   32,553 39,064
      Non-Executive Officer Employee Group.............  42,383   70,638 84,766

SHARES SUBJECT TO PLAN AND ADJUSTMENTS

  The aggregate number of shares of the Company's Common Stock available under the Plan is 1,000,000 shares subject to adjustment. Adjustments will be made in the number of contingent performance shares held by participants and the maximum number of shares of Common Stock which may be used to pay performance awards in the event of a stock dividend or split, recapitalization, merger, consolidation, or exchange of shares.

ADMINISTRATION

  The Plan will be administered by a Committee of not less than three "outside directors" as that term is defined in the Code. The Committee is authorized by the Plan to assign contingent performance shares annually to designated officers and other key executives and has complete discretion as to the number of contingent performance shares assigned, subject to the above limitations. The Committee has full authority to execute its responsibilities under the Plan and all its determinations, rulings or interpretations are final and binding. The Committee may make such rules and regulations concerning administration of the Plan as it deems necessary or appropriate.

ASSIGNMENT OF CONTINGENT PERFORMANCE SHARES

  The number of contingent performance shares that may be assigned to each participant by the Committee may not exceed a participant's base salary as of the Anniversary Date divided by the value of one share of Common Stock. Stock valuation for this purpose shall equal the average of the New York Stock Exchange Composite Transactions daily closing prices for such stock during the last five days during which there were transactions immediately preceding the Anniversary Date as of which shares are assigned for a performance period.

PERFORMANCE GOALS

  Each year the Committee shall establish an Earnings Performance Goal for the performance period applicable to the contingent performance shares assigned. Achievement of this goal will earn the participants 100% of the contingent performance shares assigned them. The Committee may also establish a schedule that permits participants to earn less than or greater than 100% of the contingent performance shares assigned, if the Company's financial performance is less than or greater than the Earnings Performance Goal. No participant will earn an award for any performance period for which the Earnings Performance of the Company is less than the minimum threshold compounded annual growth rate as set by the Committee for the applicable performance period. The maximum number of performance shares which may be earned by a participant is 120% of the contingent performance shares initially assigned.

  After the close of a performance period, the Committee will examine the Company's Earnings Performance and shall determine the number of performance shares earned by the participants according to the criteria described above. The Committee may adjust the Earnings Performance or Goal in order to reflect any changes associated with the purchase or sale of assets or stock or any extraordinary occurrence. The value of a performance award earned by a participant is equal to the value of one share of Common Stock. The value of a share of Common Stock for the purpose of computing awards for a performance period is equal to the average of the New York Stock Exchange Composite Transactions daily closing prices for such stock during the last five days of the performance period during which there were transactions.

PERFORMANCE AWARDS

  Performance awards shall be paid one-half in cash and one-half in Company Common Stock to the nearest whole share, except that any payments made after 1,000,000 shares have been issued shall be made only in cash and only with respect to contingent performance shares already assigned. The cash portion of an award shall be paid within 60 days after determination of the award; however, the right to receive shares of Common Stock shall not vest to a participant until three years after the end of a performance period. The participants will receive a quarterly amount equal to dividends that would have been paid if the unvested shares were actual vested shares of Common Stock.

TERMINATION OF EMPLOYMENT

  A participant whose employment terminates because of death, disability or retirement with at least one calendar year of the performance period completed shall receive a pro-rated award based on estimated results to the date employment terminates. Also, in the event of termination of a participant's employment due to death, disability, retirement or change in control, all unvested Common Stock shall vest immediately and shall be distributed as soon as possible. A participant whose employment terminates for any other reason shall forfeit any outstanding contingent performance shares, any performance awards not yet earned and any unvested Common Stock.

QUALIFIED PERFORMANCE SHARES

  The Plan has been amended by adding Section 15 to permit the Committee, at its discretion, to designate the performance shares being assigned to any Participant under the Plan as "Qualified Performance Shares." Qualified Performance Shares are intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. A participant may not be assigned Qualified Performance Shares and other performance shares in the same year. Goals established for the performance period shall be objective and established in writing by the Committee not later than 90 days after the beginning of the performance period and while the outcome as to the performance goals is substantially uncertain.

  A participant holding Qualified Performance Shares shall not receive a settlement of the shares until the Committee has determined that the applicable performance goals have been attained. Any discretion exercised by the Committee in making this determination may not result in an increase in the amount of the award. If a participant's employment terminates because of death, disability, or a change in control, the participant's Qualified Performance Shares shall become vested without regard to whether they would be "performance-based compensation" under Code Section 162(m). However, if a participant retires prior to the end of a performance period, any pro-rata settlement of Qualified Performance Shares shall not be made until the end of the performance period and shall not exceed the settlement that the participant would have received if retirement had occurred immediately after the end of the performance period.

AMENDMENT AND TERMINATION OF PLAN

  The Board of Directors has the right to amend or terminate the Plan except in any way that would change the exempt status of the performance shares under
Section 16 of the Securities and Exchange Act of 1934 or Section 162 (m) of the Code.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PERFORMANCE SHARE PLAN AS AMENDED.

PROPOSAL 5.

                     ADOPTION OF MANAGEMENT INCENTIVE PLAN

  The Board of Directors approved the Management Incentive Plan of Nalco Chemical Company (the "MIP") as amended on February 15, 1996, and authorized its submission to the Company's shareholders for approval at the 1996 Annual Meeting. The Board believes that the MIP is of benefit to the Company and recommends its approval. The MIP provides for awards to key management employees of the Company. The amended MIP is intended to permit certain awards to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code, as amended (the "Code").

  A summary of the essential features of the MIP is provided below. All defined terms used below have the meaning set forth in the MIP, unless otherwise indicated. The text of the MIP is set forth in Exhibit C annexed to this Proxy Statement.

PURPOSE AND ELIGIBILITY

  The purpose of the MIP is to assure that the key managers of the Company have an opportunity to earn competitive levels of total direct compensation, in accordance with the total compensation policies of the Company, and to reward the key managers of the Company for their contributions to its growth and profitability. It is not possible to state the names or number of all employees who may be eligible to receive such awards in the future as this is determined by the Committee administering the MIP. However, approximately 329 employees have received awards under the MIP, and it is likely that some of these individuals would also be eligible in future years. The following table details the MIP awards that were paid out for the 1995 performance period.

NEW PLAN BENEFITS

                           MANAGEMENT INCENTIVE PLAN

                                                                       AMOUNT OF
      NAME                                                             AWARD ($)
      ----                                                             ---------
      E. J. Mooney....................................................   298,410
      M. B. Harp......................................................   149,064
      W. S. Weeber....................................................   145,825
      P. Dabringhausen................................................    95,581
      J. D. Tinsley...................................................    92,850
      Executive Group.................................................   938,386
      Non-Executive Officer Employee Group............................ 3,940,146

ADMINISTRATION

  The MIP will be administered in accordance with administrative rules recommended by the Chief Executive Officer as adopted and/or modified from time to time by the Executive Compensation Committee (the "Committee") of the Company's Board of Directors. The rules will contain the specific terms of eligibility, the basis for individual awards, maximum award levels, performance measurement and calculation of award payments applicable to the MIP in each year of operation. Any conflicts in interpretation of the MIP or the administrative rules will be resolved by the Committee. The Committee consists of two or more outside Directors, as such term is defined under
Section 162 (m) of the Code.

AWARDS

  The Committee will designate annually, upon the recommendation of the CEO, a select group of management employees to participate in the MIP for one year. Employees who participate in other Company-sponsored bonus or sales incentive plans, with the exception of the Employee Stock Ownership Plan, the Performance Share Plan and the Employee Stock Compensation Plan will not be eligible to participate in the MIP.

  The Committee will assign each participant a target award as a percentage of base pay (as defined in the administrative rules) earned by a participant during an applicable calendar year. The award actually earned will depend on the attainment of performance goals set by the Committee. Such goals may include the performance of the Company, its operating groups, divisions and subsidiaries and/or a particular participant. Amounts payable under the MIP will be paid in cash within 90 days of the end of the applicable fiscal year of the Company. No award may exceed 115% of the base pay earned by the participant during the applicable fiscal year. In the case of Qualified Management Incentive Awards (described below), the determination of base pay will be made using the rate in effect at the beginning of the fiscal year. Total awards under the Plan may not exceed 4% of the Company's earnings before income tax.

SPECIAL AWARDS

  The Committee may reserve a fund for special awards under the MIP. These awards may be granted to any employee of the Company, whether or not they are otherwise eligible for other MIP payments, in recognition of a unique contribution to the Company beyond the employee's usual and customary responsibilities. Special awards may be paid at any time upon recommendation of the CEO and approval of the Committee.

QUALIFIED MANAGEMENT INCENTIVE AWARDS

  The Committee may, in its discretion, designate an award to be made to an individual under the Plan as a "Qualified Management Incentive Award." Qualified Management Incentive Awards are intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code.

  Performance goals established for Qualified Management Incentive Awards shall be objective and established in writing by the Committee not later than 90 days after the beginning of the performance period while the outcome of the performance goals is substantially uncertain. Performance targets with respect to corporate performance, operating group, subgroup performance, division performance, and/or international Company performance, shall be based on one or more of the specific performance goals of sales and net earnings. No participant shall receive a settlement of a Qualified Management Incentive Award until the Committee has determined that the applicable performance goal(s) have been attained. Any exercise of discretion by the Committee in making this determination shall not result in an increase in the amount of the target award percentage. In the event of termination of a participant's employment because of death or disability, the participant's Qualified Management Incentive Award shall become vested in accordance with the Plan without regard to whether the Qualified Management Incentive Award would be "performance-based compensation," but in the event of retirement prior to the end of a performance period, any pro-rata settlement shall not be made until the end of a performance period and shall not exceed the settlement that would have been received if the participant had retired immediately after the end of the performance period.

DEFERRAL AND FEDERAL INCOME TAXES

  An eligible employee has the right to defer receipt of any U.S. paid portion of the award in accordance with administrative rules for a particular year. When paid out, an award will be taxed under Federal Income Tax regulations as compensation to the participant.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE MANAGEMENT INCENTIVE
PLAN.

PROPOSAL 6.

          ADOPTION OF NON-EMPLOYEE DIRECTORS STOCK COMPENSATION PLAN

  On December 21, 1995, the Board of Directors approved the Non-employee Directors Stock Compensation Plan (the "Plan") and authorized its submission to the Company's stockholders for adoption at the 1996 Annual Meeting. Therefore, the stockholders are being asked to approve the Plan at the recommendation of the Board.

  A summary of the essential features of the Plan is provided below. All defined terms used below have the meaning set forth in the Plan, unless otherwise indicated. The text of the Plan is set forth in Exhibit D annexed to this Proxy Statement.

PURPOSE AND AWARDS

  The purpose of the Plan is to increase the stock ownership of the directors in the Company as an incentive to superior performance and to more closely align their interests with those of the Company's other shareholders. There are presently nine non-employee directors who would be eligible to participate in the Plan. If the Plan is approved by the shareholders, each year it is in effect a director who is a director of the Company after the Annual Shareholders Meeting will receive 200 shares of Company Common Stock. No right under the Plan is transferable except by will or the laws of descent and distribution.

NEW PLAN BENEFITS

  The following table indicates the number of shares of Common Stock that will be received under the New Plan during 1996 if it is approved by the stockholders.

                NON-EMPLOYEE DIRECTORS STOCK COMPENSATION PLAN

                                                                       NUMBER OF
      NAME                                                              SHARES
      ----                                                             ---------
      Non-Employee Director Group:
        Stock Compensation............................................   1,800

DEFERRAL

  A director may elect by notice to the Company to defer receipt of the shares of stock until leaving the Company's Board. Upon election to defer, an account shall be set up on the Company's books in the director's name. This account shall contain one Share Unit for each share of Common Stock deferred. Whenever the Company declares a dividend on its Common Stock, the Company shall pay to the director an amount equal to the amount of the dividend that he would have received had each Share Unit been a share of Common Stock. The amount of cash dividends shall be converted into Share Units based on the closing price on the New York Stock Exchange Composite Price Transactions for the date approved by the Board for payment of dividends on the Company's Common Stock. Stock dividends shall be converted on the basis of one share of Common Stock for each Share Unit. Upon a director's leaving the Board, the Company shall within a reasonable time period issue to the director shares of Common Stock equal to the number of Share Units in his or her account.

SHARES SUBJECT TO PLAN AND ADJUSTMENTS

  The aggregate number of shares that can be granted under the Plan is 50,000 shares. In the event of any recapitalization, stock split, stock dividend or merger, the number of shares subject to the Plan and the number and kind of shares of Common Stock to be awarded thereunder and any Share Units in accounts of directors shall be equitably adjusted to reflect the occurrence of such event and preserve the value of future awards.

AMENDMENTS AND TERMINATION

  The Board of Directors may terminate, modify or amend this Plan, except where such modifications or amendments would affect the status of the Plan or the directors under Section 16 of the Securities and Exchange Act of 1934, as amended. However, this Plan may not be amended more often than once every six months, other than in compliance with the rules or regulations issued thereunder.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NON-EMPLOYEE DIRECTORS STOCK COMPENSATION PLAN.

                     SHARES OUTSTANDING AND VOTING RIGHTS

  Only stockholders of record at the close of business on February 20, 1996 are entitled to vote at the meeting. On that date, the Company had outstanding 67,277,099 shares of common stock, each of which is entitled to one vote, and 399,258 shares of ESOP Preferred Stock, each of which is entitled to 20 votes and will be converted upon retirement or separation from service into 20 shares of common stock (subject to adjustments in certain events). A quorum is a majority of the votes represented by the outstanding shares of stock of the Company either present at the meeting or represented by proxy. The common stock and the ESOP Preferred Stock will vote together as a single class on each of these Proposals, and the affirmative vote of a majority of the quorum is necessary to adopt any of the Proposals referred to herein. Abstentions and broker non-votes will each be treated as shares that are represented at the meeting for purposes of determining the presence of a quorum. Each is tabulated separately. Abstentions and broker non-votes have the effect of votes against proposals presented to shareholders. Broker non-votes are shares held by a broker or nominee in street name and not authorized to vote on a matter.

SECURITY OWNERSHIP OF MANAGEMENT

  The following table shows the number of shares of common stock and ESOP Preferred Stock owned beneficially (as defined by the Securities and Exchange Commission) by each director, director nominee and named executive officer and by all present directors and executive officers as a group (in each instance, amounting to less than 1% of the outstanding class) as of February 20, 1996 (as of December 31, 1995, as to shares held in the Profit Sharing, Investment and Pay Deferral Plan).

                                                                         ESOP
                                                               COMMON  PREFERRED
      NAME                                                     SHARES   SHARES
      ----                                                     ------- ---------
      J. L. Ballesteros.......................................   4,000    --
      H. G. Bernthal..........................................  24,400    --
      H. Corless..............................................  26,000    --
      P. Dabringhausen........................................  27,817    108
      H. M. Dean..............................................  25,000    --
      J. P. Frazee, Jr........................................  26,634    --
      M. B. Harp..............................................  83,410    163
      A. L. Kelly.............................................  19,099    --
      F. A. Krehbiel..........................................  28,000    --
      E. J. Mooney............................................ 243,466    168
      W. A. Pogue.............................................  24,917    --
      J. J. Shea..............................................  13,000    --
      J. D. Tinsley...........................................  46,439    137
      W. S. Weeber............................................  86,929    168
      All Directors and Executive Officers as a Group......... 723,960    888

  The above amounts include common shares which are subject to outstanding stock options exercisable within 60 days of March 18 as follows: E. J. Mooney, 202,000 shares; W. S. Weeber, 71,200 shares; M. B. Harp, 47,500 shares; J. D. Tinsley, 31,900 shares; P. Dabringhausen, 25,500 shares; H. G. Bernthal, H. Corless, H. M. Dean, J. P. Frazee, Jr., F. A. Krehbiel, and W. A. Pogue, 24,000 shares each; A. L. Kelly, 16,000 shares; J. J. Shea, 12,000 shares; J.
L. Ballesteros, 2,000 shares; and directors and executive officers as a group, 591,400 shares. The table does not include ESOP Preferred Stock not held for the account of the foregoing individuals that the ESOP trustee is required to vote or dispose of in the manner and proportion in which allocated shares are directed to be voted or disposed of, or common shares into which any ESOP Preferred Stock may be converted.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  One Form 4 covering one transaction was filed 14 days late by the Company with the Securities and Exchange Commission in 1995 for Gilberto Pinzon, Group Vice President, President, Nalco Latin America.

SECURITY OWNERSHIP OF CERTAIN OWNERS

  Based on Schedule 13G filings received, the following listed companies are the only 5% or greater owners of its securities known to the Company.

                                                                         PERCENT
                               NAME AND ADDRESS OF  AMOUNT AND NATURE OF   OF
      TITLE OF CLASS             BENEFICIAL OWNER   BENEFICIAL OWNERSHIP  CLASS
      --------------           -------------------- -------------------- -------
      Common Shares........... FMR Corp.                8,201,116(1)      12.19%
                               82 Devonshire Street
                               Boston, MA 02109
      Common Shares........... INVESCO PLC              6,727,686(2)     10.002%
                               11 Devonshire Square
                               London EC2M 4 YR
                               England
      Common Shares........... The State Teachers       3,920,237(3)       5.83%
                               Retirement Board
                               of Ohio ("STRS")
                               275 East Broad St.
                               Columbus, OH 43215

----------
(1) Fidelity Management and Research Company, a wholly owned subsidiary of FMR, beneficially owns 7,831,037 shares (11.64%). One of the investment companies, Fidelity Puritan Fund, owns 3,945,700 of these shares or 5.87%. Edward C. Johnson, Chairman, and FMR Corp., through its control of Fidelity Management and Research Company and the Fidelity Funds, each reports sole power to dispose of 7,831,037 shares. Voting power over these shares resides with the Funds' Boards of Trustees. Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp., is the beneficial owner of 370,079 shares (0.55%). Edward C. Johnson and FMR Corp. report sole dispositive power over these shares, sole power to vote or direct the voting of 252,179 shares and no power to vote 117,900 shares. Members of the Edward C. Johnson 3d family and trusts for their benefit are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12.0% and Abigail P. Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson 3d is chairman of FMR Corp. and Abigail P. Johnson is a Director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholder's voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholder's voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.
(2) INVESCO PLC and its subsidiaries, INVESCO North American Group, Ltd., INVESCO, Inc., INVESCO North American Holdings, Inc., INVESCO Capital Management, Inc., and INVESCO Group Services Inc., report shared voting power and shared dispositive power of 6,727,686 shares.
(3) STRS reports sole voting and investment power over 3,920,237 shares.

                         STOCKHOLDER PROPOSAL DEADLINE

  Stockholder proposals, to be considered for inclusion in the proxy statement for the 1997 Annual Meeting of Stockholders, must be received by the Company by November 18, 1996.

               DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

  The Board of Directors presently knows of no other matters scheduled to be presented at the Annual Meeting. With respect to any other matter requiring a vote of the stockholders that may come before the Annual Meeting, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies authority to vote the same in respect of any such other matter in their discretion.

                                          By Order of the Board of Directors

                                          S. J. Gioimo
                                          Secretary

Naperville, Illinois
March 18, 1996

                                                                      EXHIBIT A

                       EMPLOYEE STOCK COMPENSATION PLAN
                            NALCO CHEMICAL COMPANY

  1. PURPOSE. This Stock Compensation Plan (the "Plan") is intended to encourage ownership of stock of Nalco Chemical Company (the "Company") by key management employees of the Company and its subsidiaries, and to provide additional long term incentive for them to continue their association with the Company and to promote the success of the business by using their maximum efforts in its behalf.

  2. DEFINITIONS.

  a) "Common Stock" means the Common Stock of the Company (par value of $0.1875 per share).

  b) "Dividend Unit" means, in the case of a cash dividend, the cash equivalent thereof and, in the case of any other dividend or distribution, the "fair value" thereof as such amount shall be determined in good faith by the Committee.

  c) "Share Unit" means, subject to the provisions of Paragraph 14 hereof, the equivalent of one share of Common Stock.

  d) "Stock Option" means a right to purchase a share of Common Stock at a set price for a stated period of time.

  e) "Subsidiary" means any corporation 50% or more of the voting shares of which are owned, directly or indirectly, by the Company.

  3. STOCK SUBJECT TO THE PLAN. An aggregate of 8,000,000 shares of the Common Stock will be reserved for use under the Plan. Shares subject to stock options or restricted stock awards that lapse or are forfeited for any reason shall again be available for use under the Plan. These shares may be either authorized but unissued shares, or issued shares which shall have been reacquired by the Company.

  4. ADMINISTRATION. The Plan shall be administered by the Executive Compensation Committee of the Board of Directors (the "Committee") appointed by the Company's Board of Directors, and consisting of not less than two members who are not employees of the Company or its subsidiaries. The Committee is authorized to interpret the terms and provisions of the Plan, to accelerate the exercisability of any option or the vesting of any restricted stock awards, and to adopt such rules and regulations for the administration of the Plan as it may deem advisable. The Committee shall administer the Plan in a manner that it determines to be necessary or appropriate to preserve the benefits and potential benefits of the Plan for the grantees, the Company and its subsidiaries. Such administration shall conform to the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

  All actions of the Committee with respect to the Plan shall be taken by a majority of its members if more than two. Any action may be taken by a written instrument signed by all of the members, and action so taken shall be fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide, and shall make such rules and regulations for the conduct of its business as it shall deem advisable. At its discretion and to the extent permitted by applicable legal rules, the Committee may delegate administrative functions to the Company's staff.

  The Board of Directors may, from time to time, appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Board of Directors shall select one of the members of the Committee as its chairperson.

  5. ELIGIBILITY. To be eligible for grants under this Plan a person must be an employee of the Company or a Subsidiary. No member of the Committee, while serving as such, shall be eligible to receive grants under this Plan. No grant may be made to an individual who immediately after such grant owns, within the meaning of Section 422(b)(6) of the Code, shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries.

  6. GRANTS. The Committee may grant either Stock Options or Share Units or both to eligible persons under this Plan.

  7. STOCK OPTIONS.

  a) Granting of Options. Whenever the Committee shall designate an eligible person to receive a Stock Option pursuant to this Plan, the Committee or Company shall notify such person in writing with respect thereto, giving the number of shares subject to the Option, the price per share, the dates on and after which such Option may be exercised, and the date on which such Option shall expire, and shall attach a copy of this Plan to such Notice. The date of the Committee's designation shall be the date such Option is granted. Such Notice may be accompanied by or be in the form of an agreement to be signed by the Company and the optionee, containing such terms and provisions as the Committee shall prescribe. The Committee may award both Incentive Stock Options and Non-qualified Stock Options within the meaning of the Code. However, the maximum number of shares subject to an option that may be granted to a key management employee during a fiscal year is 250,000 shares.

  b) Option Prices. The Option price of each share of Common Stock offered under this Plan shall be the fair market value of the Common Stock, or par value if greater, at the time the Option is granted. Such fair market value shall be the mean between the highest and the lowest price of sales of shares of the Common Stock of the Company as reported on Composite Tape for the New York Stock Exchange--Composite Transactions on the date on which the Option is granted, or if no Composite Tape transactions occurred on that date, on the last preceding date on which such transactions occurred.

  c) Term of Options. The term of each Option shall be for such period as the Committee shall determine, but not more than ten years from the date of granting thereof, and shall be subject to earlier termination as hereinafter provided.

  d) Exercise of Options. Subject to specific terms thereof, an Option may be exercised, at any time or from time to time, as to any part of or all of the shares which shall be covered thereby; the purchase price of the shares as to which an Option shall be exercised shall be paid in full at the time of exercise. The exercise date shall be the date of receipt of the signed exercise notice by the Company. At the election of the employee, payment of the purchase price shall be made in cash or mature shares of Company Common Stock valued at fair market value on the date of exercise of the Option or a combination of cash and mature shares. Mature shares are shares that have been held by the employee for a period of six months. The holder of an Option shall not have any of the rights of a stockholder with respect to the shares covered by the Option, except to the extent that one or more certificates for such shares shall be delivered to him or to his broker upon the due exercise of the Option. For purposes of this paragraph, "fair market value" shall have the meaning described in Paragraph 7(b) above.

  e) Exercise of Options After Termination of Employment. An Option granted to an employee shall terminate upon the termination, for any reason, of the person's employment with the Company or a Subsidiary, and no shares may thereafter be purchased under such Option except in the case of:

    (i) Retirement. Upon retirement from the employ of the Company or a Subsidiary pursuant to the Company's or Subsidiary's retirement program, the employee may exercise, within five years following such retirement, all or a part of the shares which the employee was entitled to purchase immediately prior to such retirement.

    (ii) Total and Permanent Disability. An employee may exercise, within five years after termination due to total and permanent disability, all or a part of the shares which the employee was entitled to purchase immediately prior to such termination.

    (iii) Death. Upon the death of an employee or upon the death of a retired employee within five years following retirement from the employ of the Company or a Subsidiary, all or a part of the shares which such employee was entitled to exercise immediately prior to death may be exercised within the longer of either the five years following his or her retirement or one year after his or her death by any person or persons (including the legal representatives of such employee's estate) to whom the rights of the deceased employee under the Option shall pass by will or the laws of descent and distribution.

     In no event, however, may any Option be exercised after ten years from the date it was granted or after expiration of the term of the Option specifically provided for at the time of its grant.

  8. RESTRICTED STOCK AWARDS.

  a) Share Unit Grants. Subject to the terms, provisions, and conditions of this Plan, the Committee is hereby authorized to (a) select the eligible persons to be granted Share Units (it being understood that more than one award may be granted to the same person), (b) determine the number of Share Units covered by each grant, (c) determine the time or times when Share Units will be granted, (d) determine the time or times when, and the conditions under which, amounts may become payable with respect to Share Units within the limits stated in this Plan, and (e) prescribe the form, which shall be consistent with this Plan, of the instruments evidencing any Share Units granted under this Plan. However, the maximum number of Share Units that may be granted to a key management employee in one year is 50,000.

  b) Share Unit Accounts. The Company shall record in an account with respect to each grantee the number of Share Units awarded to such grantee. A separate account shall be maintained with respect to each award of Share Units to each grantee. Whenever the Company shall pay any cash dividend upon issued and outstanding Common Stock, or shall make any cash distribution with respect thereto, there shall be promptly paid to each grantee Dividend Units in an amount equal to the amount that would be paid if such Share Units then allocable to his account were shares of Common Stock. Such payment shall be made wholly in cash. Whenever the Company shall pay any dividend in Common Stock upon issued and outstanding Common Stock, or make any distribution, that does not adjust Share Units in accordance with Paragraph 14, there shall be promptly paid to each grantee a number of Dividend Units as shall be allocable to the Share Units then credited to such account or accounts. The amount to be paid to the grantee with respect to any account established in his name under this Plan shall be reduced by any amount which the Company is required to withhold with respect to such payment under the then applicable provisions of the Code or state or local income tax laws.

  c) Vesting of Share Units. All of the Share Units credited to each grantee's account or accounts (each account being considered separately for this purpose) shall become vested on the date or dates selected by the Committee at the time of the award of Share Units to which such account relates, subject to Section 8(e) hereof. Such vesting shall occur only if the grantee on the date of vesting has continuously been an employee of the Company or a Subsidiary of the Company since the date of the award. A leave of absence, unless otherwise determined by the Committee, shall not constitute a cessation of employment. The Committee, subject to the approval of the Board of Directors, may cancel in whole or in part such portion of any grant as has not yet become vested at the time of such cancellation, if it determines that that grantee is not performing satisfactorily the duties to which he was assigned on the date of the grant or duties of at least equal responsibility. In the event of the death, total and permanent disability, or retirement of a grantee before the vesting date of an award of Share Units, all Share Units relating thereto shall be fully vested.

  d) Payment of Share Unit Value. Awards of Common Stock in respect of all vested Share Units in a grantee's account plus cash in lieu of any fractional Share Units shall be made by the Company as soon as practicable but in any event not more than 45 days after vesting. The Committee may in its discretion require each Grantee receiving Common Stock pursuant to this Plan to represent to the Company at the time of such receipt that he is acquiring such stock for investment and not with a view to the distribution thereof.

  e) Qualified Share Units

    (i) Designation. The Committee, in its discretion, may, at the time of grant, designate the Share Units being granted to any grantee under the Plan as "Qualified Share Units". Qualified Share Units are intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code, and shall comply with the requirements of this Section 8(e) to the extent such compliance is required to be treated as "performance-based compensation."

    (ii) Maximum Award. The award of Qualified Share Units shall be subject to the maximum annual award limit of Section 8(a); provided, however, that if a grantee is granted Qualified Share Units for any year, the grantee may not be granted Share Units that are not Qualified Share Units for the same year.

    (iii) Performance Goals. The Committee shall establish performance targets with respect to the grant of any Qualified Share Units for the performance period(s) established by the Committee that is applicable to the Qualified Share Units. Such performance targets shall be objective (as that term is described in regulations under Code Section 162(m)), and shall be established in writing by the Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the performance targets is substantially uncertain. The performance targets established by the Committee shall be based on one or more of the following specific performance goals: sales increases, earnings increases, quality, customer satisfaction, profitability, return on sales, return on equity, return on capital, productivity, net margin as a percentage of revenue, or debt to capitalization. In the Committee's discretion, the establishment of performance goals may be in lieu of, or may be in addition to, the vesting requirements described in Section 8(c) that are based on continued employment.

    (iv) Attainment of Performance Goals. Except as otherwise provided in
         Section 8(e)(v), Qualified Share Units shall not become vested unless and until the Committee has determined that the applicable performance target(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this Section 8(e)(iv), such exercise of discretion may not result in an increase in the amount of the benefit that would otherwise be provided to the grantee.

    (v) Exceptions to Performance Goal Requirement. Notwithstanding Section 8(c), if a grantee's employment terminates because of death or total and permanent disability prior to the end of a performance period, the grantee's Qualified Share Units shall become vested without regard to whether the Qualified Share Units would be "performance-based compensation" under Code Section 162(m). Notwithstanding Section 8(c), if a grantee's employment terminates because of retirement prior to the end of a performance period, the grantee's Qualified Share Units shall not vest until the end of the performance period, in accordance with the foregoing provisions of this Section 8(e), and then only to the extent such vesting would have occurred if the grantee's retirement had occurred immediately after the end of the performance period.

    (vi) Stock Dividends. Notwithstanding the provisions of Section 8(b), if any dividends on Common Stock are payable in a form other than cash, the applicable Dividend Units for the Qualified Share Units shall not be currently distributable to the grantee, but shall be deemed to be reinvested in additional Stock Units that are credited to the grantee's account, subject the vesting restrictions applicable to that account.

  9. RIGHT OF COMPANY TO TERMINATE EMPLOYMENT. Nothing contained in the Plan or in any grant pursuant to the Plan shall interfere in any way with the right of the Company or a Subsidiary to terminate the employment of the grantee at any time for any reason.

  10. NONTRANSFERABILITY. No amounts payable under this Plan shall be transferable by the grantee prior to payment otherwise than by will or by the laws of descent and distribution.

  11. OTHER CONSIDERATIONS. Nothing in the Plan or in any grant pursuant to the Plan shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere with the right of the Company or of the Subsidiary by which he/she is employed to terminate his/her employment at any time.

  12. EXCLUSION FROM PENSION COMPUTATION. By acceptance of a grant under this Plan, each grantee shall be deemed to agree that it is special incentive compensation and that it will not be taken into account as "wages" or "salary" in determining the amount of any payment under any pension, retirement, or deferred profit sharing plan of the Company or any Subsidiary. In addition, each beneficiary of a deceased grantee shall be deemed to agree that such award will not affect the amount of any life insurance coverage available to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

  13. SECURITIES REGISTRATION. In the event that the Company shall deem it necessary to register any stock, with respect to which a Stock Option granted hereunder has been exercised, or a Share Unit vested, under the Securities Act of 1933, or other applicable federal or state law, or to qualify any such shares for exemption from registration under any such law, or under any regulation issued under any such law, the Company shall take such action at its own expense before delivery of such stock. If such stock shall be listed on a national securities exchange at the time a Stock Option granted hereunder is exercised or Share Unit vested and listing thereof shall be required on such stock exchange, the Company shall take such action at its own expense.

  14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Appropriate adjustments of the number of shares reserved for use under the Plan, of the maximum grants referred to in Paragraphs 7(a) and 8(a) of this Plan, and in the number of shares and price per share covered by outstanding Stock Options or Share Units granted under the Plan shall be made to give effect to any stock splits, stock dividends, spin-off, or other relevant changes in capitalization occurring on or after the effective date of the Plan. The decisions of the Board of Directors of the Company as to the amount and timing of any such adjustments shall be conclusive.

  15. APPROVAL, TERMINATION, AND AMENDMENT OF THE PLAN. The Plan will not go into effect unless approved by the affirmative vote of the holders of at least a majority of the votes entitled to be cast thereon of the Company's outstanding shares represented in person or by proxy at the Company's 1996 Annual Shareholders Meeting. When so approved, the Plan shall become effective as of January 1, 1996. The Plan shall terminate on December 31, 2005, and no Stock Options or Share Units shall be granted under the Plan after that date. The Plan may be terminated at any time or may, from time to time, be modified or amended by the Board of Directors of the Company, except that no change shall be made that would disqualify the Plan from the exemption provided by Rule 16b-3 under the Exchange Act or that would disqualify Options or Qualified Share Units awarded under the Plan from being treated as "performance-based compensation" under Code Section 162(m). Should any provision of the Plan not comply with the requirements of Rule 16b-3 under the Exchange Act or Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

                                                                      EXHIBIT B

                            PERFORMANCE SHARE PLAN
                            NALCO CHEMICAL COMPANY
                    AS AMENDED EFFECTIVE FEBRUARY 16, 1996

                                   SECTION 1

                                    PURPOSE

  The purposes of this Plan are:

  (a) to provide additional incentive for the achievement of long-term financial results consistent with the Company's long-range business plans,

  (b) to reinforce management's identification with stockholder interests by providing direct remuneration in shares of Company Common Stock, and

  (c) to integrate short-term and long-term business goals by creating personal financial opportunities tied to long-term corporate financial performance.

                                   SECTION 2

                      EFFECTIVE DATE AND TERMINATION DATE

  2.1 EFFECTIVE DATE. The Plan shall be effective as of January 1, 1992, subject to approval by the stockholders of the Company.

  2.2 TERMINATION DATE. The Plan shall terminate with respect to the assignment of contingent performance shares on December 31, 2001, provided, however, that the Committee may terminate the Plan or assignment of contingent performance shares at any time prior to that date. Except as provided in
Section 10, termination of the Plan shall not cancel, reduce or otherwise impair the rights of participants to receive any performance awards based upon contingent performance shares assigned prior to termination of the Plan.

                                   SECTION 3

                                  DEFINITIONS

  3.1 THE "COMPANY" is Nalco Chemical Company.

  3.2 AN "AFFILIATED ORGANIZATION" is any corporation which is a subsidiary of the Company, provided that the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock of such corporation or 50% or more of the total value of all classes of stock of such corporation.

  3.3 THE "PLAN" is the Nalco Chemical Company Performance Share Plan adopted on February 14, 1992, by the Board of Directors of the Company, and approved by the Shareholders on April, 1992, as amended by the Board on February 16, 1996.

  3.4 THE "COMMITTEE" is the administrative committee constituted pursuant to
Section 5 of the Plan.

  3.5 THE "BOARD" is the Board of Directors of the Company.

  3.6 AN "ANNIVERSARY DATE" is the effective date of the Plan and January 1 of each year thereafter.

  3.7 THE "BASE SALARY" of a participant is the annual rate of base pay in effect for such participant on the Anniversary Date as of which contingent performance shares are assigned to such participant.

  3.8 THE "EARNINGS PERFORMANCE" of the Company for a performance period is the sum of the net earnings per share, on a fully diluted basis, for all years included in the performance period. Subject to Section 15.4, the Committee, in its sole discretion, may adjust the Earnings Performance for purposes of this Plan and/or the Earnings Performance goal and schedule for any performance period in order to reflect any changes associated with the purchase or sale of assets or shares of stock or any other extraordinary occurrence during the performance period.

  3.9 "COMMON STOCK" means the shares of Common Stock of the Company (par value of $0.1875 per share) which may be used under this Plan.

  3.10 "NORMAL RETIREMENT DATE" has the same meaning as set forth in the Retirement Income Plan for eligible employees of Nalco Chemical Company and participating companies, as the same may be amended from time to time.

  3.11 "CHANGE IN CONTROL" shall mean the occurrence at any time of any of the following events:

    (a) The Company is merged or consolidated or reorganized into or with another corporation or other legal person and as a result of such merger, consolidation or reorganization less than 80% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by the stockholders of the Company immediately prior to such merger, consolidation or reorganization; or

    (b) The Company sells all or substantially all of its business and/or assets to any other corporation or other legal person, less than 80% of the outstanding voting securities or other capital interests of which are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to or after such sale; or

    (c) A report is filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) each as promulgated pursuant to the Securities Exchange Act of 1934 ("Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
        Act) of 20% or more of the issued and outstanding voting securities of the Company; or

    (d) During any period of two consecutive years, individuals who at the beginning of any such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new Director of the Company was approved by a vote of at least two-thirds of such Directors of the Company then still in office who were Directors of the Company at the beginning of any such period.

                                   SECTION 4

                                  ELIGIBILITY

  4.1 ELIGIBILITY. Except as provided in Section 4.2, the officers who hold the following positions in the Company on the Anniversary Date in a given year may be chosen by the Committee to participate in the Plan as members of that year's eligibility class:

  (a) Chairman of the Board

  (b) Chief Executive Officer

  (c) President

  (d) Executive Vice President

  (e) Group Vice President

  (f) Corporate Vice President

  4.2 Each year, after consultation with the Chief Executive Officer of the Company, the Committee may in its discretion choose a limited number of other key executives of the Company or an Affiliated Organization who have primary responsibility for or significant influence upon the long-term consolidated financial performance of the Company to participate in the Plan as members of that year's eligibility class.

                                   SECTION 5

                                ADMINISTRATION

  5.1 THE COMMITTEE. The Plan shall be administered by a Committee designated by the Board and composed of members (not less than three) of the Company's Board who are not employed by the Company or by an Affiliated Organization, and have not been so employed for the last year.

  5.2 COMMITTEE AUTHORITY. Except as otherwise specifically provided by the Plan, the Committee shall have full and exclusive authority to execute the responsibilities given to it by the Plan. Any determinations, rulings, or interpretations made by the Committee shall be final and binding on all persons, including the Company, stockholders of the Company, participants, and other employees. The Committee may make such reasonable rules and regulations concerning the administration of the Plan as it deems necessary or appropriate, including the modification of existing awards. In its administration of the Plan the Committee shall apply such rules and regulations and shall otherwise interpret the provisions of the Plan in a reasonable and consistent manner.

                                   SECTION 6

                  ASSIGNMENT OF CONTINGENT PERFORMANCE SHARES

  6.1 NORMAL ASSIGNMENTS. Each year, as of the Anniversary Date, the Committee shall assign to each participant in that year's eligibility class as many contingent performance shares as it deems appropriate for such participant, provided that the number of contingent performance shares so assigned shall not exceed a participant's Base Salary as of such Anniversary Date divided by the value of one share of Common Stock, determined as provided in Section 6.3.

  6.2 DISCRETION IN ASSIGNMENT. Subject to Section 6.1, the Committee shall have complete discretion in determining the number of contingent performance shares to assign to each participant, and such number may be different for different participants.

  6.3 DETERMINATION OF VALUE OF STOCK. The value of one share of Common Stock for purposes of determining the maximum number of contingent performance shares that may be assigned under Sections 6.1 and 6.2 is equal to the average of the New York Stock Exchange Composite Transactions daily closing prices for such stock during the last five days during which there were transactions immediately preceding the Anniversary Date as of which shares are assigned for a performance period.

                                   SECTION 7

                              PERFORMANCE PERIODS

  7.1 NORMAL PERFORMANCE PERIODS. The performance period over which a class of contingent performance shares will be earned begins on the Anniversary Date as of which such shares are assigned and ends on the day before the Anniversary Date three years later.

                                   SECTION 8

                               PERFORMANCE GOALS

  8.1 CRITERION FOR MEASURING PERFORMANCE. The criterion to be used to measure the financial performance of the Company shall be Earnings Performance.

  8.2 ESTABLISHMENT OF AN EARNINGS PERFORMANCE GOAL AND RELATED PERFORMANCE SHARES. Each year, after consultation with the Chief Executive Officer of the Company, the Committee shall establish an Earnings Performance Goal for the performance period which is applicable to the contingent performance shares assigned during that year. If the Earnings Performance Goal for the performance period is achieved, the participant will have earned 100% of the contingent performance shares assigned for the performance period.

  8.3 ESTABLISHMENT OF A SCHEDULE. The Committee may also establish a schedule for each performance period which would permit participants to earn less than 100% of the contingent performance shares assigned to them if the Company's financial performance is less than the Earnings Performance Goal, and to earn more than 100% of the contingent performance shares assigned to them if the Company's financial performance exceeds the Earnings Performance Goal.

  8.4 TIME OF ESTABLISHMENT. The Committee shall establish the Earnings Performance Goal under Section 8.2 and any schedule under Section 8.3 within a reasonable time after the Anniversary Date as of which the contingent performance shares to which they relate are assigned.

  8.5 LIMITATIONS. In no event will a participant earn performance shares for any performance period for which the Earnings Performance is less than the minimum threshold compounded annual growth rate as set by the Committee for that three-year performance period. No participant shall earn more than 120% of the contingent performance shares assigned to the participant for a particular performance period.

                                   SECTION 9

                              PERFORMANCE AWARDS

  9.1 EVALUATING PERFORMANCE AND COMPUTING AWARDS. Within a reasonable time following the close of a performance period, the Committee shall examine the Company's Earnings Performance. The participants in the eligibility class to which the performance period relates shall earn the number of performance shares which correspond to the Earnings Performance of the Company, in accordance with the relationship established under Section 8. The value of a performance award earned by a participant is equal to the number of performance shares earned multiplied by the value of one share of Common Stock determined in accordance with Section 9.2.

  9.2 DETERMINATION OF VALUE OF STOCK. The value of one share of Common Stock for purposes of computing awards is equal to the average of the New York Stock Exchange Composite Transactions daily closing prices for such stock during the last five days of the performance period during which there were transactions.

                                  SECTION 10

                         PAYMENT OF PERFORMANCE AWARDS

  10.1 TIME OF PAYMENTS. Within a reasonable time following the close of each performance period, the performance awards to which the participants in the related eligibility class are entitled shall be determined. Payment of the cash portion to such participants shall be made within sixty days thereafter. Except for the provisions of Section 11.1, the right to receive shares of Common Stock shall not vest to the participant until three years from the end of the performance period. During this three-year period, the Company will pay to the participant, on a quarterly basis, an amount equal to the Nalco dividend which would have been paid on the unvested shares as if they were vested and issued shares of Common Stock. Subject to Section 11, distribution of the vested Common Stock shall be made within 30 days after three years from the end of the performance period.

  10.2 MANNER OF PAYMENT. Subject to the limitations of Sections 10.1 and 10.3, performance awards shall be paid in equal portions of cash and Common Stock to the nearest whole share (with the number of shares of Common Stock being determined in accordance with Section 9.2); provided that with respect to an eligibility class for which there is not enough Common Stock under the Plan to pay in such equal portions, cash shall be utilized in lieu of Common Stock for that portion of the award which would have been paid in Common Stock.

  10.3 SHARES OF COMMON STOCK SUBJECT TO THE PLAN. The maximum number of shares of Common Stock that may be used to pay performance awards is 1,000,000 shares. Once 1,000,000 shares of Common Stock are used for the payment of such awards, no additional assignments of contingent performance shares shall be made, and subsequent awards shall be paid entirely in cash and only with respect to contingent performance shares already assigned.

                                  SECTION 11

                           TERMINATION OF EMPLOYMENT

  11.1 TERMINATION FOR DEATH, DISABILITY, RETIREMENT OR CHANGE IN CONTROL. In the event of termination of a participant's employment due to death, disability or retirement prior to the end of a performance period that applies to contingent performance shares that have been assigned to such participant, and in the event at least one calendar year has been completed during the performance period before such termination of employment, the participant or beneficiary shall be entitled to receive a pro-rata share of the performance awards that would, in the estimation of the Committee, be earned by such participant if employment continued until the end of the performance period. Proration of a performance award shall be calculated by multiplying the contingent shares by a fraction, the numerator of which shall be the number of calendar months during the performance period that had lapsed prior to the participant's termination, and the denominator of which shall be the number of months in the performance period. Such prorated performance award shall be calculated and paid to the participant or beneficiary as soon as practicable.

  In the event of termination of participant's employment due to death, disability, retirement or Change in Control, all unvested Common Stock already awarded shall vest immediately without the three-year vesting period provided for in Section 10.1. All vested Common Stock shall be distributed to the participant or beneficiary as soon as practicable in the event of termination due to death, disability, retirement or in the event of a Change in Control.

  11.2 TERMINATION FOR OTHER REASONS. If a participant's employment is terminated for reasons other than death, disability, retirement or Change in Control, any contingent performance shares or awards that are outstanding as of the day of such termination shall be canceled, any performance awards that have not yet been earned by such participant shall be immediately forfeited, and any Common Stock that has not been vested pursuant to Section 10.1 shall be forfeited.

                                  SECTION 12

                          AMENDMENTS AND TERMINATION

  12.1 The Board of Directors shall have the right to suspend, terminate, modify or amend the Plan from time to time, except in any way that would change the exempt status of the performance shares under Rule 16b-3 of the Exchange Act, or that would disqualify awards from being treated as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

                                  SECTION 13

                        DILUTION AND OTHER ADJUSTMENTS

  13.1 In the event of any change in the outstanding shares of Common Stock by reason of stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares, spin-off or other similar change, the number of contingent performance shares held at such time by participants, and the maximum number of shares of Common Stock which may be used to pay performance awards shall be automatically adjusted to give effect to the change in the outstanding shares.

                                  SECTION 14

                             OTHER CONSIDERATIONS

  14.1 RIGHT TO EMPLOYMENT. Neither this Plan nor any action taken under the Plan shall be construed as granting any employee of the Company or an Affiliated Organization the right to an assignment of contingent performance shares under the Plan or as guaranteeing employment by the Company or an Affiliated Organization.

  14.2 WITHHOLDING FOR TAXES. The Company shall have the right to deduct from amounts paid under the Plan any federal, state or local taxes required by law to be withheld with respect to awards made hereunder. For the Common Stock distribution, the Company shall have the right, as a condition of receipt of the award, to require the participant to pay to the Company any amount necessary to cover such taxes.

  14.3 ADMINISTRATIVE EXPENSES. The Company shall bear the expenses of administering the Plan.

  14.4 GOVERNING LAW. This Plan shall be construed, administered, and governed in all respects in accordance with the laws of the State of Illinois.

  14.5 TRANSFERABILITY. Contingent performance shares which have been assigned to participants under this Plan shall not be subject to debts or other obligations of participants or beneficiaries nor shall they be voluntarily or involuntarily sold, transferred, altered, assigned, or encumbered other than by will or the laws of descent and distribution.

  14.6 REGULATIONS. Unless the Common Stock which is to be a portion of any award granted under this Plan is covered by an effective registration statement under the Securities Act of 1933 at the time of distributing such stock, the participant must agree, as a condition of receipt of such stock, that the Common Stock to be received will not be transferred in violation of any applicable securities law or regulation; and the Company may where appropriate include proper legends to that effect on the certificate of Common Stock to be delivered under this Plan.

                                  SECTION 15

                         QUALIFIED PERFORMANCE SHARES

  15.1 DESIGNATION. The Committee, in its discretion, may, at the time of the assignment, designate the performance shares being assigned to any participant under the Plan as "Qualified Performance Shares." Qualified Performance Shares are intended to be "performance-based compensation" as that term is used in
Section 162(m) of the Code, and shall comply with the requirements of this
Section 15 to the extent such compliance is required to be treated as "performance-based compensation."

  15.2 MAXIMUM AWARD. The award of Qualified Performance Shares shall be subject to the limitations of Section 6 and Section 8.5; provided, however, that if a participant is assigned Qualified Performance Shares for any year, the participant may not be assigned performance shares that are not Qualified Performance Shares for the same year.

  15.3 PERFORMANCE GOALS. Notwithstanding the provisions of Section 8.3, for Qualified Performance Shares, goals established for the performance period under Section 8 (including the schedule described in Section 8.3) shall be objective (as that term is described in regulations under Code Section 162(m)), and shall be established in writing by the Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the performance goals is substantially uncertain.

  15.4 ATTAINMENT OF PERFORMANCE GOALS. Subject to Section 15.5, a participant holding Qualified Performance Shares shall not receive a settlement of the shares until the Committee has determined that the applicable performance goal(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this
Section 15.4, such exercise of discretion may not result in an increase in the amount of the contingent performance shares.

  15.5 EXCEPTIONS TO PERFORMANCE GOAL REQUIREMENT. If a participant's employment terminates because of death, disability, or a Change in Control, the participant's Qualified Performance Shares shall become vested in accordance with Section 11.1 without regard to whether the Qualified Performance Shares would be "performance-based compensation" under Code
Section 162(m). However, if a participant's employment terminates because of retirement prior to the end of a performance period, any pro-rata settlement of Qualified Performance Shares described in Section 11.1 shall not be made until the end of the performance period, and such settlement shall not exceed the settlement that the participant would have received if the participant's retirement had occurred immediately after the end of the performance period.

                                                                      EXHIBIT C

                         THE MANAGEMENT INCENTIVE PLAN
                           OF NALCO CHEMICAL COMPANY
                     AS AMENDED EFFECTIVE JANUARY 1, 1996

A. PURPOSE

  The purpose of this Plan is twofold: (1) To assure that the key managers of Nalco Chemical Company (the "Company") have an opportunity to earn competitive levels of total direct compensation, in accordance with the total compensation policies of the Company, and (2) to reward the key managers of the Company for their contributions to its growth and profitability.

B. EFFECTIVE DATE AND TERMINATION

  This Plan is effective as of January 1, 1980, and will remain in effect until such time as the Board of Directors at its sole discretion, may elect to suspend or terminate it.

C. ADMINISTRATION OF THE PLAN

  This Plan will be administered in accordance with administrative rules recommended by the Chief Executive Officer ("CEO") as adopted and/or modified from time to time by the Executive Compensation Committee (the Committee) of the Company's Board of Directors. These rules will cover the basis for individual awards, maximum award levels, performance measurement, and calculation of award payments applicable to this Plan in each year of its operation. The Committee will resolve any conflicts in interpretation of this Plan or the administrative rules, and its resolution shall be final.

D. ELIGIBILITY

  The Committee will designate annually a select group of management employees, upon the recommendation of the CEO, to participate in this Plan for one year. Employees who participate in other Company-sponsored bonus or sales incentive plans, with the exception of the Employee Stock Ownership Plan, the Performance Share Plan, and the Employee Stock Compensation Plan, will not be eligible to participate in this Plan. The Chairman and CEO of the Company are automatically eligible, subject to Committee approval.

E. MAXIMUM AWARDS

  No award under this Plan may exceed 115% of the base pay earned by the award recipient during the applicable fiscal year. Generally, the maximum amount payable to an eligible employee will vary also by level of responsibility.

  Total awards under this Plan in any one year may not exceed 4% of the Company's earnings before income taxes, and before provision for awards under this Plan.

F. CALCULATION OF INDIVIDUAL AWARDS

  Individual awards to participants (other than the Chairman and CEO of the Company) will be calculated in accordance with the administrative rules adopted annually by the Committee. At the Committee's sole discretion, these calculations may take into account the performance of the Company, its groups, divisions, subsidiaries, and/or the performance of the employee for whom the award is calculated. The Chairman and CEO will have the flexibility to adjust the individual performance portion for all participants other than Executive Vice Presidents and above, based on his judgment of the participant's performance.

  The Committee, at its sole discretion, will determine the basis for any amounts payable to the Chairman and the CEO of the Company under this Plan, subject to the maximum stipulated in Section E above. In addition, the Committee will have the flexibility to adjust the individual performance portion for Executive Vice Presidents and above, based on the Committee's judgment of the participant's performance.

G. FORM AND TIMING OF PAYMENT

  Amounts payable under the provisions of this Plan will be paid in cash within 90 days of the end of the applicable fiscal year of the Company.

H. SPECIAL AWARD FUND

  Notwithstanding Section E of this Plan, the Committee will reserve a fund each year for the payment of special awards under this Plan. A special award may be granted to any employee of the Company, whether or not eligible for other payments under this Plan, in recognition of a unique contribution to the Company beyond the employee's usual and customary responsibilities.

  Such awards may be paid at any time, upon the recommendation of the CEO and the approval of the Committee. The sum of all such awards may not exceed the fund reserved by the Committee for the year to which the awards are applicable.

I. TERMINATION OF EMPLOYMENT

  If an eligible employee is terminated prior to year-end by reason of death, disability, or retirement, a prorated award will be payable on the basis of the portion of base salary earned by the terminee during the year of termination. If an eligible employee is terminated prior to year-end for any reason other than death, disability, or retirement, the amount then payable to the terminee under this Plan will be subject to the sole discretion of the Committee, upon the recommendation of the CEO.

  In the latter case, however, such amount may not exceed a pro-rata share of the maximum individual award payable to that individual under this Plan, where the pro-rata share is the number of months of employment for that year divided by 12.

J. TRANSFERS, PROMOTIONS, AND NEW HIRES

  The CEO may recommend to the Committee the degree and basis of participation by an employee whose eligibility for participation may change during the year as a result of transfer, promotion or beginning of employment by the Company.

K. PARTICIPANTS' RIGHTS

  The payment of an award to an employee with respect to any one year guarantees the employee neither future employment by the Company nor future payments under this Plan. Employees' rights under this Plan are not assignable.

L. RIGHT TO DEFER RECEIPT OF AN AWARD

  An eligible employee has the right to defer receipt of an Award, prior to the time it is earned, to a chosen date, not later than termination, death, total and permanent disability, or retirement. The deferred portion of the award would appreciate in value using a changing three-month federal treasury bill rate adopted at the first auction of each calendar quarter and no taxes would be payable until the award and earnings were received by the participant.

M. AMENDMENT OF THE PLAN

  This Plan may be amended by the Committee, subject to ratification by the Company's Board of Directors.

N. QUALIFIED MANAGEMENT INCENTIVE AWARDS

  (i) DESIGNATION. The Committee, in its discretion, may at the time any individual is designated for participation in the Plan for the fiscal year, designate the award to be made to the individual under the Plan as a "Qualified Management Incentive Award." Except as otherwise provided in this Section N, Qualified Management Incentive Awards are intended to be "performance-based compensation" as that term is used in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and shall comply with the requirements of this Section N to the extent such compliance is determined by the Committee to be required for the Qualified Management Incentive Awards to be treated as "performance-based compensation." The Committee, at the time of grant of a Qualified Management Incentive Award, may make settlement of a portion of the award contingent on the achievement of such strategic individual goals as may be established by the Committee; provided, however, that the portion of the award that is contingent on achievement of strategic individual goals is not intended to be "performance-based compensation." To the extent that the provisions of this Section N reflect the requirements applicable to "performance-based compensation," such provisions shall not apply to the portion of the award, if any, which is not intended to satisfy the "performance-based compensation" requirements.

  (ii) MAXIMUM AWARD. Each Qualified Management Incentive Award shall be subject to the limitations of Section E; provided, however, that the determination of base pay for the year shall be made using the rate as in effect at the beginning of the fiscal year, without regard to changes made during the year; and further provided that if a participant is designated as eligible for a Qualified Management Incentive Award for any year, the participant may not be granted a management incentive award that is not a Qualified Management Incentive Award for the same year.

  (iii) PERFORMANCE GOALS. Notwithstanding the provisions of Section F (or the related administrative rules), for any Qualified Management Incentive Award, the performance goals established for the fiscal year under Section F shall be objective (as that term is described in regulations under Code Section 162(m)), and shall be established in writing by the Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the fiscal year has elapsed), and while the outcome as to the performance goals is substantially uncertain. The performance targets established by the Committee with respect to corporate performance, operating group or subgroup performance, individual international company performance or division performance shall be based on one or more of the following specific performance goals: sales and earnings.

  (iv) ATTAINMENT OF PERFORMANCE GOALS. Subject to Section N(v), a participant otherwise entitled to receive a Qualified Management Incentive Award for any year shall not receive a settlement of the award until the Committee has determined that the applicable performance goal(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this Section N(iv), such exercise of discretion may not result in an increase in the amount of the target award percentage.

  (v) EXCEPTIONS TO PERFORMANCE GOAL REQUIREMENT. If a participant's employment terminates because of death or disability, the participant's Qualified Management Incentive Award shall become vested in accordance with
Section I without regard to whether the Qualified Management Incentive Award would be "performance-based compensation" under Code Section 162(m). However, if a participant's employment terminates because of retirement prior to the end of a performance period, any pro-rata settlement of a Qualified Management Incentive Award described in Section I shall not be made until the end of the performance period, and such settlement shall not exceed the settlement that the participant would have received if the participant's retirement had occurred immediately after the end of the performance period.

  (vi) SPECIAL AWARDS. A special award described in Section H may be designated as a Qualified Management Incentive Award, provided that the award otherwise satisfies the foregoing requirements of this Section N.

                                                                      EXHIBIT D

              THE NON-EMPLOYEE DIRECTORS STOCK COMPENSATION PLAN
                            NALCO CHEMICAL COMPANY

1. PURPOSE

  The Non-employee Directors Stock Compensation Plan (the "Plan") of Nalco Chemical Company (the "Company") is intended to provide Company Common Stock to the Non-employee Directors, to increase their stock ownership in the Company as an incentive to superior performance and to more closely align their interests with those of the Company's other shareholders.

2. DEFINITIONS

  a) "Company" means Nalco Chemical Company.

  b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  c) "Non-employee Director" means any member of the Board of Directors who is not an employee of the Company or of any of its subsidiaries or affiliates.

  d) "Common Stock" means shares of Common Stock of the Company, $.1875 par value per share, as may from time to time be adjusted according to Paragraph 7.

  e) "Share Unit" means the equivalent of one share of Common Stock.

3. SHARES SUBJECT TO PLAN

  Subject to Paragraph 7, the aggregate number of shares of Common Stock that may be awarded under this Plan shall not exceed 50,000 shares. Common Stock awarded pursuant to this Plan shall be Treasury shares (shares of Common Stock reacquired by the Company).

4. PARTICIPATION

  Only Non-employee Directors shall be eligible to participate in the Plan.

5. AWARDS

  As soon as practicable following the annual meeting of shareholders each year, the Company shall deliver 200 shares of Common Stock to each person who is a new or continuing Non-employee Director as of such meeting. Such shares shall be considered as part of the retainer paid to each Non-employee Director for his or her services as a director.

6. DEFERRAL

  A Non-employee Director may elect, by notice to the Company, to defer receipt of the shares of Common Stock until his or her retirement from the Company's Board of Directors. Upon such election an account shall be set up on the Company's books in the Non-employee Director's name. This account shall contain one Share Unit for each share of Common Stock deferred. Whenever the Company declares a dividend on its Common Stock, an amount equal to the amount of the dividend that the Non-employee Director would have received had each Share Unit in his account been a share of Common Stock shall be converted into Share Units based on the closing price on the New York Stock Exchange Composite Price Index for the date approved by the Board for payment of dividends on the Company's Common Stock. Stock dividends shall be converted on the basis of one Share Unit for each share of Common Stock.

  Upon leaving the Company's Board, the Company shall within a reasonable time period have issued to the Non-employee Director shares of Common Stock equal to the whole number of Share Units in his or her account, plus cash in lieu of any fractional Share Units.

7. SHARE ADJUSTMENTS

  In the event of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, spin-off, or any other change in the capital structure of the Company, the number of shares subject to the Plan and the number and kind of shares of Common Stock to be awarded thereunder and any Share Units in accounts of Non-employee Directors shall be equitably adjusted to reflect the occurrence of such event and to preserve the value of future awards.

8. NON-TRANSFERABILITY

  No right under this Plan shall be transferable or otherwise subject to anticipation, sale, assignment, pledge, encumbrance or charge except by will or the laws of descent and distribution. No Non-employee Director or other person claiming under or through a Non-employee Director shall have any right, title or interest by reason of this Plan to any particular assets of the Company.

9. REGISTRATION OR QUALIFICATION OF SHARES

  The Company shall arrange, at its expense, for any required listing, approval or notice of issuance of shares subject to this Plan on any stock exchange on which the Common Stock may be traded, and shall register or qualify the shares under any state or federal law or regulation that is necessary in order for the shares to be sold.

10. TAXES

  The issuance of shares of Common Stock under this Plan shall be subject to any applicable taxes or other laws or regulations of the United States of America and any state or local authority having jurisdiction thereover.

11. EFFECTIVE DATE

  The effective date of the Plan (subject to shareholder approval) is January 1, 1996. No awards may be made after December 31, 2005.

12. TERMINATION AND AMENDMENT

  The Board of Directors may terminate this Plan or make such modifications or amendments to this Plan as it may deem advisable, except where such amendments or modifications would affect the status of the Plan or the Non-employee Directors under Exchange Act Section 16. However, the Plan may not be amended more often than once every six months, other than to conform with changes in
Section 16 of the Exchange Act, the Internal Revenue Act of 1986, as amended, or the rules and regulations issued thereunder.

  If any provision of this Plan would cause a Non-employee Director not to be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act as then applicable to any employee benefit plan of the Company, or such provision does not comply with the requirements of Rule 16b-3 as then applicable to an award of shares hereunder, such provision shall be construed or deemed amended to the extent necessary to preserve such Non-employee Director's status as a "disinterested person" or to conform to such requirements.

NOTICE OF
ANNUAL
MEETING
AND
PROXY
STATEMENT

THURSDAY, APRIL 18, 1996

NALCO CHEMICAL COMPANY
ONE NALCO CENTER, NAPERVILLE, ILLINOIS
60563-1198

-------------------------------------------------------------------------------

P R O X Y / D I R E C T I O N
||
||

                             NALCO CHEMICAL COMPANY

               ONE NALCO CENTER, NAPERVILLE, ILLINOIS 60563-1198

        PROXY/DIRECTION SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                    THE COMPANY FOR THE 1996 ANNUAL MEETING

The undersigned hereby appoints M. B. Harp, E. J. Mooney and W. S. Weeber, and each of them, attorneys and proxies of the undersigned, with full power of sub-stitution, to represent and vote all the shares held in the undersigned's name and shares held by agents in Plans, hereafter described, subject to the voting direction of the undersigned at the Annual Meeting of Stockholders to be held at the Company's Corporate and Technical Center, One Nalco Center, Naperville, Illinois on Thursday, April 18, 1996, at 10:00 A.M., local time, or at any ad-journments thereof, on all matters coming before said meeting.

ALL SHARES VOTABLE HEREBY BY THE UNDERSIGNED INCLUDE SHARES, IF ANY, HELD IN THE NAME OF AGENTS, FOR THE BENEFIT OF THE UNDERSIGNED, IN THE COMPANY'S PROFIT SHARING, ESOP AND DIVIDEND REINVESTMENT PLANS.

ELECTION OF CLASS III DIRECTORS:                  (Change of address/comments)

   H. G. Bernthal                          ------------------------------------
   W. A. Pogue                             ------------------------------------
   J. J. Shea                              ------------------------------------

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
                                                                -----------
                                                                SEE REVERSE
                                                                   SIDE
                                                                -----------

-------------------------------------------------------------------------------

                           . FOLD AND DETACH HERE .

        IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON. WE URGE YOU TO COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED
        ENVELOPE.

-------------------------------------------------------------------------------

[X]  Please mark your        __                                      |  7824
     votes as in this        |                                       |___
     example.

THIS PROXY/DIRECTION WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY/DIRECTION WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, AND 6 AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS PROPERLY COMING BEFORE THE MEETING.
--------------------------------------------------------------------------------
                        DIRECTORS RECOMMEND A VOTE "FOR"
--------------------------------------------------------------------------------

1. Election of Directors

       FOR*        WITHHOLD
       [_]           [_]

*FOR, except vote withheld from the following nominee(s):

--------------------------------------------------------

2. Approval of Independent Accountants

       FOR         AGAINST          ABSTAIN
       [_]           [_]              [_]

3. Approval of the Employee Stock Compensation Plan

       FOR         AGAINST          ABSTAIN
       [_]           [_]              [_]

4. Approval of the Performance Share Plan

       FOR         AGAINST          ABSTAIN
       [_]           [_]              [_]

5. Approval of the Management Incentive Plan

       FOR         AGAINST          ABSTAIN
       [_]           [_]              [_]

6. Approval of the Non-employee Directors Stock Compensation Plan

       FOR         AGAINST          ABSTAIN
       [_]           [_]              [_]

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                                                 ------------------------------

                                                  If you have noted        [_]
                                                  comments on the other
                                                  side of the card, please
                                                  mark box at right.

                                                 ------------------------------


SIGNATURE(S) ___________________________ DATE _______________, 1996
NOTE: Please sign exactly as name appears hereon and return promptly. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

-------------------------------------------------------------------------------

                           . FOLD AND DETACH HERE .